UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material under §240.14a-12
SPX FLOW, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

13320 Ballantyne Corporate Place Charlotte, North Carolina 28277 Telephone: (704) 752-4400 Facsimile: (704) 752-4405	Marcus G. Michael President and Chief Executive Officer
March 26, 2020
Fellow Stockholders:
2019 was a pivotal year on our journey to high performance and building a premier process solutions enterprise, focused on our People, Strategy, Process and Performance:

As we begin a new decade, our emphasis is on executing our long-term strategy and focusing on the critical few areas that will drive success; creating an engaging, winning culture for our people, delivering a differentiated customer experience, and making high quality investment decisions to drive sustainable value creation for all our stakeholders.
You are cordially invited to attend the SPX FLOW, Inc. (“SPX FLOW”) Annual Meeting of Stockholders on May 6, 2020 at 8:00 a.m. (Eastern Time), at the offices of SPX FLOW, 13320 Ballantyne Corporate Place, Charlotte, North Carolina, 28277. All SPX FLOW stockholders of record at the close of business on March 13, 2020 are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting even if you do not plan to attend. To ensure you will be represented, as soon as possible please vote by telephone, mail, or online.
With COVID-19 top of mind, we will continue to take precautionary measures to ensure the health and well-being of our employees, visitors and communities and ask that you also make a safe, comfortable choice regarding whether to attend our in-person meeting. On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued interest in SPX FLOW.
Sincerely,
Marcus G. Michael
President and Chief Executive Officer

13320 Ballantyne Corporate Place Charlotte, North Carolina 28277 Telephone: (704) 752-4400 Facsimile: (704) 752-4405
Notice of Annual Meeting of Stockholders
Meeting Date:	Wednesday, May 6, 2020
Time:	8:00 a.m. (Eastern Time)
Location:	13320 Ballantyne Corporate Place Charlotte, North Carolina 28277
THE PRINCIPAL BUSINESS OF THE ANNUAL MEETING WILL BE TO:
1.	Elect the two directors named in the accompanying Proxy Statement for a one-year term;
2.	Conduct an advisory vote on the compensation of our named executive officers;
3.	Ratify the appointment of Deloitte & Touche LLP as our independent public accountants for 2020; and
4.	Transact any other business as may properly come before the meeting or any adjournment thereof.
You can vote at the Annual Meeting in person or by proxy if you were a stockholder of record at the close of business on March 13, 2020. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
This year, we are again electronically disseminating Annual Meeting materials to some of our stockholders, as permitted under the “Notice and Access” rules approved by the Securities and Exchange Commission. Stockholders for whom Notice and Access applies will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the internet. The Notice also provides instructions on how to obtain paper copies if preferred.
By Order of the Board of Directors,
Peter J. Ryan
Vice President, Secretary and General Counsel
Charlotte, North Carolina
March 26, 2020
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS:

The Notice of Annual Meeting, Proxy Statement and our 2019 Annual Report to Stockholders are available electronically at
http://www.edocumentview.com/FLOW

2020 Proxy Statement

i

Proxy Summary
Please enjoy this overview of our 2019 performance, corporate governance highlights, sustainability efforts and executive compensation practices. We encourage you to read the entire Proxy Statement before casting your vote.
ANNUAL MEETING OF STOCKHOLDERS
Time and Date:	May 6, 2020, 8:00 a.m. ET
Place:	SPX FLOW’s Headquarters 13320 Ballantyne Corporate Place Charlotte, NC 28277
Record Date:	Stockholders as of March 13, 2020 are entitled to vote
Admission:	Please follow the instructions on page 46.
Even if you plan to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) in person, we encourage you to vote in advance of the meeting via one of the following voting methods:

Vote by mail Complete, sign, date and return your proxy card in the envelope provided	Vote by telephone Call 1-800-690-6903	Vote via the Internet Go to www.proxyvote.com
MEETING AGENDA AND VOTING MATTERS
Proposal		Board’s Voting Recommendation	Page Number
No. 1.	Election of Directors	✔ FOR (each nominee)	4
No. 2	Advisory Vote to Approve Executive Compensation	✔ FOR	43
No. 3	Approval of Independent Accountant	✔ FOR	45

2020 Proxy Statement

1

Proxy Summary
GOVERNANCE HIGHLIGHTS
We are committed to corporate governance and continue to monitor and implement best practices to enhance our governance model. The practices set forth below provide a framework for effective governance to promote the long-term interest of our stockholders, while strengthening the Board’s and management’s accountability.

SUSTAINABILITY
SPX FLOW is deeply committed to global corporate citizenship and having a lasting positive impact in the communities in which we work and live. This commitment begins at the top of our organization and extends through our 5,000 employees across our continuing operations in 30 countries. We view the future as our opportunity to help enhance the world through new ideas, and we are working to meet the needs of a growing global community in a responsible way. We take special pride in the fact that many of our products and services are helping to create a more sustainable, safer and healthier world. We also applaud the efforts and generosity of our people who contribute their talents, creativity and time – at work and outside it – to help build a better world for tomorrow. Our current sustainability focus areas are illustrated below:

2020 Proxy Statement

2

Proxy Summary
For more information regarding our ongoing commitment to sustainability, please read our Supplier Code of Conduct, Global Human Rights Policy and Environmental, Health & Safety Policy and Guiding Practices on our website (www.spxflow.com). At this time we do not yet publish an annual sustainability report to provide additional transparency into our progress in this important area. However, we are engaged with our operations, environmental, health and safety and human resources teams to establish systems and gather data that will allow us to report metrics and targets in a sustainability report in future periods. We are committed to this journey and look forward to sharing more with our stakeholders in due course.
EXECUTIVE COMPENSATION PRACTICES
Below is a summary of executive compensation practices we have adopted and those we avoid in order to align our programs with stockholders’ long-term interests and recognized best practices:

2020 Proxy Statement

3

Proposal No. 1 — Election of Directors
Eight directors currently serve on our Board of Directors. At the annual meeting in 2018, the stockholders approved an amendment to the SPX FLOW certificate of incorporation to phase out the classification of the Board of Directors and the Company implemented that amendment beginning in 2019. There are currently six directors in Classes I and III with terms expiring at the 2021 annual meeting, and two directors in Class II with terms expiring at the 2020 Annual Meeting. Beginning in the 2021 annual meeting, all directors will be up for election and eligible to serve one-year terms.
At the Annual Meeting, you will be asked to elect two directors to Class II and six directors will continue to serve on the Board of Directors as described above. Consistent with the amendment to declassify the Board, the directors in Class II will be elected to serve for a term expiring at the 2021 annual meeting of stockholders (a one-year term rather than a three-year term). Then, at the annual meeting of stockholders in 2021, the directors from Classes I, II and III will each be elected to serve for a term expiring at the 2022 annual meeting, and thereafter the board will no longer be divided into classes and all directors will be elected for one-year terms.
Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated Mr. Robert F. Hull, Jr. and Mr. David V. Singer for election as Class II directors to serve for a term expiring at the 2021 annual meeting of stockholders, until a qualified successor director has been elected, or until he resigns, retires or is removed by the stockholders for cause. Mr. Hull and Mr. Singer are current SPX FLOW directors and Mr. Hull is the independent Chairman of the Board of Directors.
Each nominee has agreed to tender, promptly following his or her election, an irrevocable resignation effective upon his failure to receive the required vote for re-election at the next meeting at which he would face re-election and the acceptance of such resignation by the Board of Directors, in accordance with our Corporate Governance Guidelines.
Your shares will be voted as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of each of Mr. Hull and Mr. Singer. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, your shares will be voted FOR that other person. The Board of Directors does not anticipate that any of the nominees will be unable to serve.
Our current directors support the Company with an effective mix of experience, diversity and skills. See pages 5-8 for more information about each of our current directors.

2020 Proxy Statement

4

Proposal No. 1 — Election of Directors
CLASS II NOMINEES TO SERVE UNTIL THE 2021 ANNUAL MEETING
ROBERT F. HULL, JR. Former Chief Financial Officer of Lowe’s Companies, Inc.
Director since:	2015	Age: 55
Committee Chair:	Chairman of the Board
Other Current Directorships:	•	Mattress Firm (Audit Committee Chair)
Past Directorships:	•	Bojangles’ Restaurants, Inc. (2017-2019)
	•	SPX Corporation (2014-2015)
Other Experience:	•	Founder and Chief Executive Officer, Integrity Strategic Solutions
	•	Board Advisor: ALTO USA, HyTops and OptIn
	•	Vice President of Financial Planning and Analysis, Lowe’s Companies, Inc.
Qualifications

Mr. Hull brings strategy development and execution, business transformation and financial expertise, including deep knowledge with financial statement analysis, capital allocation, tax matters, and investor relations. He offers experience in leadership development, analytics, business and operational metrics, as well as mergers and acquisitions.

DAVID V. SINGER Former Chief Executive Officer of Snyder’s-Lance, Inc.
Director since:	2015	Age: 64
Other Current Directorships:	•	Flowers Foods, Inc.
	•	Brunswick Corporation
	•	Hanesbrands, Inc. (retiring as a director at its 2020 annual meeting)
	•	Performance Food Group
Past Directorships:	•	SPX Corporation (2013-2015)
	•	Snyder’s-Lance, Inc. (2003-2013)
Other Experience:	•	President and CEO, Lance, Inc.
	•	Chief Financial Officer, Coca-Cola Bottling Co. Consolidated
Qualifications

Mr. Singer brings extensive board governance, management and financial experience to the Board as well as significant knowledge of the food and beverage industries, one of our key markets. He also offers experience in corporate finance and mergers and acquisitions.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES
2020 Proxy Statement

5

Proposal No. 1 — Election of Directors
CLASS I AND CLASS III DIRECTORS WITH TERMS EXPIRING AT THE 2021 ANNUAL MEETING
MAJDI B. ABULABAN President and Chief Executive Officer of Superior Industries International, Inc., an aluminum wheel supplier

Director since:	2018	Age: 57
Other Current Directorships:	•	Superior Industries International, Inc.
Other Experience:	•	Senior Vice President of Global Signal & Power Solution, Aptiv PLC
	•	President, Asia-Pacific, Aptiv PLC
Qualifications

Mr. Abulaban brings significant operational, commercial and transactional experience to the Board. He has deep experience conducting global operations, with an emphasis on China and Asia-Pacific, and has led business transformation across multiple products and geographies to create substantial customer and shareholder value.

ANNE K. ALTMAN Former General Manager, US Federal and Government Industries of IBM Corporation

Director since:	2015	Age: 61
Committee Chair:	Nominating and Governance
Other Current Directorships:	•	Siemens Government Technologies, Inc. (Chair)
	•	TechFlow, Inc.
	•	MAXIMUS, Inc.
Past Directorships:	•	SPX Corporation (2015)
Other Experience:	•	Co-Founder, Everyone Matters, Inc.
	•	General Manager, IBM Global Public Sector
	•	General Manager, IBM Mainframe Platform Technology Business
Qualifications

Ms. Altman brings extensive global business experience with specific background in government and information technology, including cybersecurity. Ms. Altman also contributes expertise in building relationships with government and regulatory agencies. Additionally, Ms. Altman offers valuable marketing, organizational management, and operational experience.

2020 Proxy Statement

6

Proposal No. 1 — Election of Directors
PATRICK D. CAMPBELL Former Senior Vice President and Chief Financial Officer of 3M Company
Director since:	2015	Age: 67
Committee Chair:	Audit
Other Current Directorships:	•	Newell Brands, Inc. (Chair)
	•	The Stanley Works (Audit Committee Chair)
	•	Herc Holdings
Past Directorships:	•	SPX Corporation (2014-2015)
Other Experience:	•	Vice President, International and Europe, General Motors Corporation
Qualifications

Mr. Campbell has expert knowledge in finance, mergers and acquisitions, industrial operations, and information technology gained through his broad range of experience at General Motors and 3M Company, all of which give Mr. Campbell a diverse and international knowledge base.

EMERSON U. FULLWOOD Former Corporate Vice President of Xerox Corporation
Director since:	2015	Age: 72
Committee Chair:	Compensation
Other Current Directorships:	•	The Vanguard Group and Vanguard Funds
Past Directorships:	•	AMERIGROUP Corporation (2009-2012)
	•	SPX Corporation (1998-2015)
	•	General Signal Corporation (1998)
Other Experience:	•	Executive Chief of Staff and Marketing Officer, Xerox North America
	•	President, Xerox Worldwide Channels Group
	•	President, Latin America, Xerox Corporation
	•	Executive Chief Staff Officer of Developing Markets, Xerox Corporation
Qualifications

Mr. Fullwood is our longest-serving Board member, when considering his service with SPX Corporation from 1998 up to our spin-off, in 2015, and offers the perspective and deep understanding of our business accumulated over years of service on our Board. Mr. Fullwood has extensive and varied experience, particularly in global operations and marketing, gained in senior positions held over his many years of service with Xerox Corporation.

2020 Proxy Statement

7

Proposal No. 1 — Election of Directors
MARCUS G. MICHAEL President and Chief Executive Officer of SPX FLOW, Inc.
Director since:	2016	Age: 56
Other Experience:	•	President, Food and Beverage, SPX Corporation
	•	President, SPX FLOW Technology’s EMEA Region, SPX Corporation
	•	President , Global Evaporative and Dry Cooling Businesses, SPX Cooling Technologies
Qualifications

Mr. Michael has extensive experience with global markets, managing large project businesses and operations across EMEA. Mr. Michael brings a strong operating background to our Board and, as the only member of SPX FLOW management to serve on the Board, also contributes a level of understanding of our company not easily attainable by an outside director.

SUZANNE B. ROWLAND Former Group Vice President, Industrial Specialties at Ashland Global Holdings, Inc.
Director since:	2018	Age: 58
Other Current Directorships:	•	L.B. Foster Company (Nomination & Governance Committee Chair)
Other Experience:	•	Vice President & General Manager, Fire Protection Products, Tyco
	•	Vice President Business Excellence, Flow Control, Tyco
	•	Vice President, Procurement & Logistics, Rohm & Haas
	•	Vice President & Global Business Executive, Adhesives, Rohm & Haas
Qualifications

Ms. Rowland brings extensive commercial and operational leadership experience in the global industrial material markets. Her broad strategy, M&A integration, and governance experience also make her a valuable contributor to our Board.

2020 Proxy Statement

8

Corporate Governance
CORPORATE GOVERNANCE GUIDELINES
As part of its ongoing commitment to strong corporate governance, the Board of Directors has codified its corporate governance practices into a set of Corporate Governance Guidelines. These guidelines assist the Board of Directors in the exercise of its responsibilities and may be amended by the Board of Directors from time to time. Our Corporate Governance Guidelines comply with the applicable requirements of the listing standards of the New York Stock Exchange (“NYSE”) and are available on our website (www.spxflow.com).
CODE OF BUSINESS CONDUCT
We have adopted a Code of Business Conduct that applies to all our directors, officers and employees, including our CEO and senior financial and accounting officers. Our Code of Business Conduct requires each director, officer and employee to avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of our company and our stockholders. In addition, our Code of Business Conduct acknowledges special ethical obligations for financial reporting. The Code of Business Conduct meets the requirements of a code of business conduct and ethics under the listing standards of the NYSE and the requirement of a “Code of Ethics” as defined in the rules of the Securities and Exchange Commission (the “SEC”). We maintain a current copy of our Code of Business Conduct, and will promptly post any amendments to or waivers of our Code of Business Conduct regarding our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website (www.spxflow.com).
DIRECTOR INDEPENDENCE
Our Corporate Governance Guidelines require that a substantial majority of the Board of Directors meet the independence requirements of the listing standards of the NYSE. Our Board of Directors reviews annually whether each of our directors is independent. The Board of Directors has adopted categorical Independence Standards to help guide it in this process. Our Independence Standards are available on our website (www.spxflow.com). Members of the Audit Committee, Compensation Committee and Nominating and Governance Committee must meet all applicable independence tests of the NYSE and SEC. Based on its most recent annual review, the Board of Directors has concluded that Mr. Abulaban, Ms. Altman, Mr. Campbell, Mr. Fullwood, Mr. Hull, Ms. Rowland and Mr. Singer are independent as defined in our Independence Standards and the listing standards of the NYSE. The Board of Directors has concluded that Mr. Michael, our President and Chief Executive Officer, is not independent as defined in our Independence Standards and the listing standards of the NYSE.
The non-employee members of the Board of Directors meet in executive session without management at least at every regularly scheduled Board meeting. In addition, the non-employee members of the Board of Directors meet in executive session with the CEO and such other management as the Board of Directors deems appropriate on a regular basis. Meetings of independent directors are chaired by the Chairman of the Board, Mr. Hull.
CHARITABLE CONTRIBUTIONS
It is the policy of the Board of Directors that no officer or director shall solicit contributions for charities from other officers or directors or directly from SPX FLOW if the director or officer soliciting the contributions personally controls the charity. In addition, no officer or director shall solicit contributions from other officers or directors for charities controlled by SPX FLOW.
From time to time, SPX FLOW may make contributions to charitable organizations for which a member of our Board of Directors or one of our executive officers serves as a director or officer. No contributions in 2019 exceeded the greater of (a) $1 million or (b) 2% of the charitable organization’s consolidated gross revenues.
RISK OVERSIGHT
The full Board exercises risk oversight at SPX FLOW. Committees take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, the Compensation Committee is primarily responsible for risk oversight relating to executive compensation, and the Nominating and Governance Committee is primarily responsible for risk oversight relating to corporate governance. Committees report to the Board on risk management matters.
Management presents to the full Board its view of the top risks facing SPX FLOW in a dedicated “enterprise risk management” presentation at least once a year. In addition, risk is explicitly addressed in a wide range of Board discussions, including those relating to end market or business unit activities, cybersecurity, specific corporate functions (such as treasury, intellectual
2020 Proxy Statement

9

Corporate Governance
property, tax, etc.), and consideration of extraordinary transactions. As part of these discussions, our directors ask questions, offer insights, and challenge management to continually improve the Company's risk assessment and management. The Board has full access to management, as well as the ability to engage advisors, in order to assist in its risk oversight role.
We have conducted an in-depth review of the risks associated with our incentive-based agreements and practices and determined that the risks were appropriate.
See “Executive Compensation—Risk Analysis” for further discussion.
COMMUNICATIONS WITH DIRECTORS
Interested parties may communicate with any of our non-employee directors by writing to the director, in care of our Corporate Secretary, at the address shown on the cover of this Proxy Statement. In accordance with the policy adopted by our non-employee directors, our Corporate Secretary will promptly relay to the addressee all communications that he determines require prompt attention by a non-employee director and will regularly provide the non-employee directors with a summary of all substantive communications.
BOARD QUALIFICATIONS AND DIVERSITY
The Nominating and Governance Committee selects individuals as director nominees based on their business and professional accomplishments, integrity, demonstrated ability to make independent analytical inquiries, ability to understand our business, absence of conflicts of interest, and willingness to devote the necessary time to Board duties. Neither the Board nor the Nominating and Governance Committee has set minimum requirements with respect to age, education or years of business experience or set specific required skill sets for directors, but each does require that each director has a proven record of success and leadership. The Nominating and Governance Committee seeks to structure the Board of Directors such that it consists of a diverse group of individuals, each with a unique combination of skills, experience, and background. The Nominating and Governance Committee has no set diversity policy or targets, but places what it believes to be appropriate emphasis on certain skills, experience, or background that it determines add or would add value to our Board. Knowledge of our industry and strategic perspective, as well as accounting expertise, experience on other Boards and executive leadership, are examples of attributes that our Board and the Nominating and Governance Committee consider to be key. The Nominating and Governance Committee also considers effective interaction among Board members and between the Board of Directors and management to be crucial factors in considering individuals for nomination.
BOARD’S CONSIDERATION OF DIRECTOR NOMINEES
The Nominating and Governance Committee is responsible for proposing director nominees and will consider director nominee recommendations offered by stockholders in accordance with our By-Laws. At such times as the Board of Directors and the Nominating and Governance Committee determine there is a need to add or replace a director, the Nominating and Governance Committee identifies director candidates through references by its members, other directors, management, or outside search firms.
In considering individuals for nomination, the Nominating and Governance Committee consults with our Chairman and our President and CEO. A director’s qualifications in meeting the criteria discussed above under “Board Qualifications and Diversity” are considered at least each time the director is re-nominated for Board membership. The Committee applies the same process and standards to the evaluation of each potential director nominee, regardless of whether he or she is recommended by one or more stockholders or is identified by some other method.
Once the Nominating and Governance Committee identifies a director candidate, directors and members of management interview the candidate. Following that process, the Committee and the Board of Directors determine whether to nominate the candidate for election at an annual meeting of stockholders or, if applicable, to appoint the candidate as a director to fill a vacancy on the Board of Directors. Any such nomination or appointment is subject to acceptance by the candidate. Our By-Laws require that any director appointed to the Board of Directors other than at an annual meeting of stockholders be submitted for election by our stockholders at the next annual meeting.
DIRECTOR ELECTION
In uncontested elections, we elect directors by majority vote. Under this majority vote standard, each director must be elected by a majority of the votes cast with respect to that director, meaning that the number of shares voted “for” a director exceeds the number of shares voted “against” that director. In a contested election, directors are elected by a plurality of the votes represented in person or by proxy at the meeting. An election is contested if the number of nominees exceeds the number of directors to be elected. Whether or not an election is contested is determined ten days in advance of the date we file our definitive Proxy Statement with the SEC. This year’s election is uncontested. Accordingly, the majority vote standard will apply.
2020 Proxy Statement

10

Corporate Governance
If a nominee already serving as a director is not elected at an annual meeting, Delaware law provides that the director will continue to serve on the Board as a “holdover director” until his or her successor is elected. Our Nominating and Governance Committee, however, has established procedures requiring directors to tender to the Board advance resignations. As set forth in our Corporate Governance Guidelines, the Board will nominate for election or re-election as a director only candidates who agree to tender, promptly following each annual meeting of stockholders at which they are elected or re-elected as a director, irrevocable resignations that will be effective only if (1) the director fails to receive a sufficient number of votes for re-election at the next annual meeting of stockholders at which he or she faces re-election and (2) the Board accepts the resignation. In addition, the Board will fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with this provision.
In the event a resignation is triggered as a result of a director not receiving a majority vote, the Nominating and Governance Committee will consider the resignation and make a recommendation to the Board on whether to accept or reject it, or whether other action should be taken. The Board will consider the Committee’s recommendation and publicly disclose its decision and the rationale behind it in a Current Report on Form 8-K filed with the SEC within 90 days from the date of the certification of the election results.
ATTENDANCE AT ANNUAL MEETING
It is our policy to invite all members of our Board of Directors to attend our Annual Meeting. All of our directors then in office attended our 2019 annual meeting of stockholders.
COMPENSATION ADVISOR
The Compensation Committee has retained Pearl Meyer as its sole independent compensation advisor. Pearl Meyer does not provide any services to our company other than advice to and services for the Compensation Committee relating to compensation of all executives and the Nominating and Governance Committee relating to compensation of our non-employee directors. The independent compensation advisor may provide other consulting services to SPX FLOW, with approval from the Compensation Committee or the Nominating and Governance Committee. The Compensation Committee reviews services provided by its independent compensation advisor on at least an annual basis.
The independent compensation advisor:
•	assesses data relating to executive pay levels and structure;
•	works with management on recommendations of compensation amounts and structure for all executive officers and directors other than the President and CEO;
•	presents to the Compensation Committee recommendations on compensation amounts and structure for the President and CEO;
•	presents to the Nominating and Governance Committee recommendations on compensation amounts and structure for the non-employee directors;
•	reviews and comments on management’s recommendations relating to executive officer compensation;
•	recommends the list of peer companies against which we benchmark our executive officer and director compensation for approval by the Compensation Committee;
•	reviews proxy statement disclosures; and
•	advises the committees on regulatory, best practice, and other developments in the area of executive and director compensation.
The Compensation Committee has directed the independent compensation advisor to collaborate with management, including our human resources function, to obtain data, clarify information, and review preliminary recommendations prior to the time they are shared with the relevant Committee.
2020 Proxy Statement

11

Corporate Governance
The Compensation Committee has considered the independence of Pearl Meyer in light of SEC rules and NYSE listing standards. The Compensation Committee requested and received a letter from Pearl Meyer addressing Pearl Meyer and the senior advisor involved in the engagement’s independence, including the following factors: (1) other services provided to us; (2) fees paid by us as a percentage of Pearl Meyer’s total revenue; (3) policies or procedures maintained by Pearl Meyer that are designed to prevent a conflict of interest; (4) any business or personal relationships between the senior advisor and a member of the Compensation Committee; (5) any company stock owned by the senior advisor; and (6) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by Pearl Meyer and Pearl Meyer’s senior advisor involved in the engagement did not raise any conflict of interest, and that Pearl Meyer provides objective and competent advice. The following protocols are designed to help ensure objectivity:
•	The advisor reports directly to the Compensation Committee or, in the case of matters relating to non-employee director compensation, to the Nominating and Governance Committee;
•	Only the Compensation Committee and the Nominating and Governance Committee have the authority to retain or terminate the advisor with respect to services provided to the relevant committee; and
•	The advisor meets as needed with Compensation Committee members outside the presence of management.
RELATED-PARTY TRANSACTIONS
Pursuant to its charter and a written related-party policy, the Audit Committee is charged with reviewing and approving any related-party transactions. A related-party transaction is a transaction involving SPX FLOW and any of the following persons: a director, director nominee or executive officer of SPX FLOW or an immediate family member or person sharing the household of any of these persons; a holder of more than 5% of SPX FLOW common stock; and certain other parties with relationships with SPX FLOW. When considering a transaction, the Audit Committee is required to review all relevant factors, including whether the transaction is in the best interest of our company, our company’s rationale for entering into the transaction, alternatives to the transaction, whether the transaction is on terms at least as fair to our company as would be the case were the transaction entered into with an unrelated third party, potential for an actual or apparent conflict of interest, and the extent of the related party’s interest in the transaction. Our legal staff is primarily responsible for the development and implementation of procedures and controls to obtain information from our directors and executive officers relating to related-party transactions and then determining, based on the facts and circumstances, whether we or a related party has a direct or indirect material interest in the transaction.
In the course of the Board of Directors’ determination regarding the independence of each of the non-employee directors, the Nominating and Governance Committee and Audit Committee considered any relevant transactions, relationships or arrangements. No member of our Board or management was aware of any transactions that would be required to be disclosed in this section.
BOARD LEADERSHIP STRUCTURE
Our Board has no fixed policy or position on whether the roles of Chairman and Chief Executive Officer should be separate or combined, but rather makes leadership structure decisions in consideration of then-current circumstances. Currently, Marcus G. Michael is our President and CEO, and Robert F. Hull, Jr. is the Chairman of our Board.
We believe the leadership structure outlined above is best for our company and our stockholders at this time. We believe there is good communication between management and non-employee directors, and that our outside directors are able to carry out their oversight responsibilities effectively.
BOARD COMMITTEES
The Board of Directors met fifteen (15) times during 2019. The Board of Directors currently has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. Each current director attended at least 75% of the meetings of the Board of Directors and of the committees on which he or she served in 2019 during the period of his or her service. Each committee has adopted a charter that specifies the composition and responsibilities of the committee. Each committee charter is posted on our website (www.spxflow.com).
2020 Proxy Statement

12

Corporate Governance
The Board operates with a “committees of the whole” structure with each independent director serving on each of these committees. Accordingly, each of Ms. Altman and Ms. Rowland and Messrs. Abulaban, Campbell, Fullwood, Hull and Singer served on each of these committees. The table below lists the current chair and 2019 meeting information for each of the Board's Committees.
Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Chair	Patrick D. Campbell	Emerson U. Fullwood	Anne K. Altman
Number of Meetings	9	6	5
AUDIT COMMITTEE
Membership:
The Board of Directors has determined that each member of the Audit Committee is independent in accordance with our Audit Committee charter and our Corporate Governance Guidelines and Independence Standards, as well as the rules of the SEC and the listing standards of the NYSE. In addition, the Board of Directors has determined that each member of the Committee has a working familiarity with basic finance and accounting practices, including the ability to read and understand financial statements. Finally, the Board of Directors has determined that each of Messrs. Hull, Campbell and Singer is an “audit committee financial expert” under the rules of the SEC and has accounting and/or related financial management expertise, as required by the listing standards of the NYSE.

Function:
The Audit Committee is responsible for ensuring the integrity of the financial information reported by our company. The Committee appoints the independent auditors, approves the scope of audits performed by them and by the internal audit staff, and reviews the results of those audits. The Committee also meets with management, the independent auditors and the internal audit staff to review audit and non-audit results, as well as financial, cybersecurity, accounting and internal control matters. Additional information on the Committee and its activities is set forth in the Audit Committee Report on page 44.

COMPENSATION COMMITTEE
Membership:
The Board of Directors has determined that each member of the Compensation Committee is independent in accordance with our Compensation Committee charter, Corporate Governance Guidelines and Independence Standards, as well as the rules of the SEC and the listing standards of the NYSE. In addition, the Board of Directors has determined that each member of the Committee meets the “non-employee director” requirements as defined under Section 16 of the Securities Exchange Act of 1934, as amended.

Function:
The Committee sets the compensation program for our executive officers, including executive employment agreements, restricted stock and restricted stock unit grants and other awards. The Committee receives input regarding compensation for all officers including proposed compensation, from its independent compensation advisor, as well as from our CEO for his direct reports. The Committee has delegated to our CEO the authority to issue up to an aggregate of 75,000 restricted shares or restricted stock units annually to persons other than officers subject to the reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended.

The Committee has the authority under its charter to retain, terminate and set fees and retention terms for such compensation advisors or other outside advisors as it deems necessary or appropriate in its sole discretion. The Committee reviews outside advisors and consultants on at least an annual basis to determine objectivity and review performance, including a review of the total fees paid to such advisors or consultants. The Committee has retained Pearl Meyer as its independent compensation advisor.

Additional information on the Committee, its activities, its relationship with its independent compensation advisor and management’s role in setting compensation is set forth in “Compensation Discussion and Analysis,” beginning on page 17, and “Corporate Governance—Compensation Advisor,” beginning on page 11.

2020 Proxy Statement

13

Corporate Governance
NOMINATING AND GOVERNANCE COMMITTEE
Membership:
The Board of Directors has determined that each member of the Nominating and Governance Committee is independent in accordance with our Nominating and Governance Committee charter, Corporate Governance Guidelines and Independence Standards, as well as the rules of the SEC and the listing standards of the NYSE.

Function:
The Committee assists the Board of Directors in identifying qualified individuals to become Board members and recommending to the Board of Directors the director nominees; develops and recommends to the Board of Directors our Corporate Governance Guidelines; leads the Board of Directors in its annual review of the Board of Director’s performance; makes recommendations to the Board of Directors regarding the compensation of non-employee directors; reports to the Board regarding succession planning for the Chief Executive Officer and in the event of an unanticipated vacancy, works with the Board to nominate and evaluate potential successors to the Chief Executive Officer; reviews and assesses the independence of the individual directors in light of the requirements of the NYSE and recommends any changes to the Board; addresses potential conflicts of interest and suggests any action that it deems necessary or appropriate and makes recommendations to the Board of Directors with respect to the assignment of individual directors to various committees and the structure of those committees. The Committee also approves equity awards for non-employee directors, subject to approval by the Board of Directors.

2020 Proxy Statement

14

Director Compensation
Directors who are SPX FLOW employees receive no compensation for their service as directors.
CASH AND EQUITY COMPENSATION
We compensate our non-employee directors using a combination of cash and equity granted under the Stock Compensation Plan. The Nominating and Governance Committee reviews non-employee director compensation from time to time. The Committee compares director compensation to our peer companies when reviewing compensation type and structure.
In 2019, we awarded shares of restricted stock to our non-employee directors as of the date of our 2019 annual meeting of stockholders, which shares will vest the day prior to the 2020 Annual Meeting, subject to the director’s continued service on our Board as of the vesting date. Time-vested restricted stock awards are designed to help ensure engaged directors with interests closely aligned with those of our long-term stockholders.
Any cash dividends paid with respect to shares of unvested restricted stock are deposited in the director’s name in an escrow or similar account maintained by SPX FLOW for that purpose. These dividends are subject to the same time restrictions as the shares of restricted stock to which they relate and are payable only upon vesting of the underlying stock. We do not currently pay dividends.
For 2019, our directors were compensated as set forth below:
Compensatory Element	2019 ($)
Time-Vested Restricted Stock Annual Grant	130,000
Annual Cash Retainer	70,000
Non-Executive Chairman of the Board	125,000
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Governance Committee Chair	10,000
OTHER
The SPX FLOW Foundation (the “Foundation”) makes matching donations for qualified charitable contributions for any director up to a total of $20,000 per annum.
STOCK OWNERSHIP GUIDELINES
Non-employee director stock ownership guidelines are three times the annual cash retainer. Our guidelines require each director to attain the desired level of ownership within five years of the date of appointment as a director of our company. Shares held in family trusts and shares held in retirement plan accounts are deemed to be owned shares for purposes of these guidelines. Unexercised stock options and unvested performance-based equity awards are excluded.
Once a director attains the desired level of share ownership, he or she shall continue to be considered in compliance with these guidelines if the cause of the non-compliance was a decrease in the price of the Company stock, so long as the director retains at least 50% of the net shares acquired pursuant to vested restricted stock grants until the director’s holdings of Company stock equals or exceeds the ownership guideline. Each director was in compliance with these requirements as of March 1, 2020.
2020 Proxy Statement

15

Director Compensation
DIRECTOR COMPENSATION TABLE
The following table summarizes the compensation of our directors in 2019. Mr. Michael, our President and CEO, received no compensation in connection with his service as a director and, accordingly, is omitted from this table.
Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Majdi B. Abulaban	70,000	130,000	200,000
Anne K. Altman	80,000	130,000	210,000
Patrick D. Campbell	90,000	130,000	220,000
Emerson U. Fullwood	85,000	130,000	215,000
Robert F. Hull, Jr.	195,000	130,000	325,000
Terry S. Lisenby (3)	23,333	—	23,333
Suzanne B. Rowland	70,000	130,000	200,000
David V. Singer	70,000	130,000	200,000
(1)
Includes an annual retainer of $70,000. In addition, Mr. Hull received $125,000, representing the retainer for serving as the Chairman of the Board; Mr. Campbell received $20,000, representing the retainer for the full year of service as the Audit Committee Chair; Mr. Fullwood received $15,000, representing the retainer for the full year of service as the Compensation Committee Chair; and Ms. Altman received $10,000, representing the retainer for the full year of service as the Nominating & Governance Committee Chair. Mr. Lisenby received $23,333, representing the standard cash retainer for his service during the period from January 2019 through his retirement from the Board in May 2019.

(2)
Stock awards are time-vested, awarded on the date of our 2019 annual meeting of stockholders, and vest on the day prior to the 2020 Annual Meeting, subject to the director’s continued service on our Board as of the vesting date. The amounts in the table represent the grant date fair value, based on the closing price of our stock on the grant date. As of December 31, 2019, the incumbent non-employee directors held the following numbers of outstanding unvested stock awards:

Name	Outstanding Stock Awards (#)
Majdi B. Abulaban	3,331
Anne K. Altman	3,331
Patrick D. Campbell	3,331
Emerson U. Fullwood	3,331
Robert F. Hull, Jr.	3,331
Suzanne B. Rowland	3,331
David V. Singer	3,331
(3)	Mr. Lisenby retired from the Board on May 6, 2019.
2020 Proxy Statement

16

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) outlines our executive compensation programs for 2019 for our current named executive officers who are listed below and appear in the Summary Compensation Table, as well as Stephen A. Tsoris, a former executive officer who retired on July 31, 2019 (each a “NEO”). We believe we have a highly qualified and effective executive team, all of whom are engaged in leading the strategic transformation of the Company.

Marcus G. Michael	Jaime M. Easley	Dwight A.K. Gibson	Belinda G. Hyde	Jose Larios
President and Chief Executive Officer	Vice President and Chief Financial Officer	President, Food & Beverage and Industrial	Vice President and Chief Human Resources Officer	President, Power & Energy
GLOSSARY OF COMMON TERMS
CACM	Consistently Applied Compensation Measure	PCAOB	Public Company Accounting Oversight Board
CEO	Chief Executive Officer	ROIC	Return on Invested Capital
CFO	Chief Financial Officer	rTSR	Relative Total Shareholder Return
Comparator Group	S&P MidCap 400 Capital Goods Industry Group	SRSP	SPX FLOW Supplemental Retirement Savings Plan
EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization	Stock Compensation Plan	SPX FLOW Stock Compensation Plan
EIP	SPX FLOW Annual Enterprise Incentive Plan	TDC	Total Direct Compensation
401(k) Plan	SPX FLOW Retirement Savings Plan	US GAAP	Accounting principles generally accepted in the United States
NYSE	New York Stock Exchange
2020 Proxy Statement

17

Executive Compensation
EXECUTIVE SUMMARY
The following pages of this Proxy Statement describe SPX FLOW’s executive compensation program and the compensation decisions made by the Compensation Committee for NEOs listed below.
NEO	Title
Marcus G. Michael	President and Chief Executive Officer
Jaime M. Easley	Vice President and Chief Financial Officer
Dwight A. K. Gibson	President, Food & Beverage and Industrial
Belinda G. Hyde	Vice President and Chief Human Resources Officer
Jose Larios	President, Power & Energy
Stephen A. Tsoris(1)	Former Vice President, Secretary and General Counsel
(1)	Mr. Tsoris retired from his position with the Company effective July 31, 2019.
Our compensation programs are metric-driven and designed to align the interests of our NEOs with the interests of our long-term stockholders. Our Compensation Committee rewards performance that meets or exceeds our goals, builds stockholder value and compares favorably to the Company’s peers. In line with our pay-for-performance philosophy, the total compensation received by our NEOs will vary based on corporate performance measured against annual and long-term targets. Our annual incentive plan focused on Revenue, Adjusted EBITDA and Adjusted Working Capital Reduction, while our long-term incentive plan measures two criteria over a three-year period; (i) three-year average Return On Invested Capital on a pre-tax, adjusted basis (“ROIC”) and (ii) relative Total Shareholder Return measured against the S&P MidCap 400 Capital Goods Industry Group (“rTSR”). The total compensation of our NEOs is therefore comprised of base salary, annual incentive compensation, long-term incentive compensation and reasonable perquisites.
In 2019, we made significant progress executing our strategy, improving operating performance and maintaining discipline on order selectivity in a challenging environment. While we took positive steps to transform SPX FLOW into a high performing operating enterprise in 2019, we did not satisfy our objectives related to operational execution resulting in lower levels of payout on the annual incentive program for 2019 than experienced in 2018. Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our 2019 Annual Report to Stockholders that accompanies this proxy statement for a more detailed description of our fiscal year 2019 results.
The Company’s performance in 2019 was the key factor in the compensation decisions and outcomes that are reflected in this report.
•
Our annual incentive plan, the Enterprise Incentive Plan (“EIP”), measured Revenue, Adjusted EBITDA and Adjusted Working Capital Reduction against pre-determined targets calibrated to reward employees with a portion of the incremental value created for our stockholders during the year. The metric weightings under the EIP give emphasis to profitability, with the weighting for Adjusted EBITDA at 50% and the remainder weighted equally between Revenue and Adjusted Working Capital Reduction.

•
Our long-term incentive awards under our Stock Compensation Plan comprise a significant portion of the NEOs’ compensation. For each grant of restricted stock units to our NEOs under this plan, 50% of the award vests ratably over three-years and 50% of the award cliff-vests at the end of three-years dependent upon ROIC and rTSR performance.

•
The Compensation Committee reviewed the base salary of our NEOs compared to our peers and the overall economy and determined base salary increases for Mr. Michael (5.7%) and Mr. Gibson (3%) during its annual review process. The other NEOs did not receive a salary increase in 2019.

CEO Compensation – Mr. Michael’s compensation was set by reference to our peer group, which we describe below. Mr. Michael’s annual base salary for 2019 was $925,000, his target annual bonus opportunity was set at 100% of his annual base salary, and the value of equity awarded was $3,444,317. Mr. Michael does not participate in any SPX FLOW pension plan. We describe his perquisites below, and believe they are typical in both type and amount for our peer companies.
2020 Proxy Statement

18

Executive Compensation
The following chart shows Mr. Michael’s Total Direct Compensation (“TDC”) for 2019, as compared to the compensation for chief executive officers of our peer companies. In this chart we are comparing peer company TDC at target, including base salary, target bonus and annual equity award - the same data the Compensation Committee examined in preparation for making decisions regarding Mr. Michael’s 2019 compensation awards. In 2019, the Enterprise Incentive Plan paid out at 37.5% and therefore Mr. Michael’s 2019 Actual TDC is lower than his 2019 Target TDC.

2019 Total Direct Compensation
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
(in thousands)
$4,820
$5,363
$6,901
$5,274
$4,702
Peer Group 25th Percentile Target
Peer Group Median Target
Peer Group 75th Percentile Target
Marc Michael 2019 Target
Marc Michael 2019 Actual
Base Salary
Short Term Incentive
Long Term Incentive

Annual Bonus Awards – The Company sets a target annual cash bonus award for the majority of employees, including our NEOs, based upon overall Company performance against key internal metrics. For 2019, our NEOs were eligible for a bonus between 0% and 150% of their individual target amounts based on Company achievement of goals for Revenue, Adjusted EBITDA and Adjusted Working Capital Reduction. The Company failed to meet the threshold level criteria for the Adjusted EBITDA and Revenue metrics and performed above Maximum on the Adjusted Working Capital Reduction metric, resulting in a bonus payout at 37.5% of target.
Long-term Incentive Plan – Our long-term incentive plans are designed to align the incentives of NEOs with those of our long-term stockholders. For 2019, NEOs, including Mr. Michael, received equal amounts of performance-based equity that cliff-vests after three years and time-based awards that vest ratably over three years.
Key attributes of the performance-based portion of the Stock Compensation Awards made in 2019:
•	Cliff vesting after three-year performance measurement period.
•	Two performance metrics, each weighted at 50% of the value of the Award:
○
rTSR, versus the S&P MidCap 400 Capital Goods Industry Group (the “Comparator Group”) whereby between 0% and up to 150% of the stock grant may vest based on the Company's percentile rank versus the Comparator Group. If the Company’s Total Shareholder Return (“TSR”) is negative in any year, then the payout multiplier is capped at 100% regardless of relative performance to peers; and

○	ROIC, measured on a 3-year average adjusted pre-tax basis whereby between 0% and up to 150% of the stock grant may vest based on the Company’s achievement against pre-defined improvement targets.
Pension – Our NEOs do not participate in a pension plan.
EXECUTIVE COMPENSATION PHILOSOPHY
We follow these guiding principles when designing and setting compensation for our NEOs:
•	Compensation should reward performance
•	Compensation should align the interests of our NEOs with those of our long-term stockholders
•	Compensation should support our business and human capital strategies
•	Compensation should attract, motivate and retain quality NEOs
2020 Proxy Statement

19

Executive Compensation
EXECUTIVE COMPENSATION PRACTICES
We tailor compensation to the business and competitive environment because our success depends on our ability to attract and retain experienced and proven leaders and to motivate them to deliver superior results.
The proportion of incentive-based pay increases along with responsibility and authority. For our senior-level management, and in particular for our NEOs, a majority of total direct compensation at target, defined as salary, bonus, and equity awards, is variable.

NEO performance is judged primarily by reference to performance of the Company as a whole. Additional, subjective, assessments are made, including direct assessments of performance, formal talent assessment reviews, and assessments of adherence to our values. The Compensation Committee also reviews total compensation at least annually and termination values periodically. The Compensation Committee establishes and approves all elements of compensation for our CEO based on input from and discussions with management and the Committee’s independent compensation advisor, as well as its own assessments.
Role of the Independent Compensation Advisor and Management
The Compensation Committee has retained Pearl Meyer as its independent compensation advisor. The independent compensation advisor consults on all aspects of executive officer and director compensation. See “Corporate Governance—Compensation Advisor.”
The most significant aspects of management’s role in the compensation-setting process are as follows:
•	Our human resources, finance and legal departments prepare materials for the Compensation Committee, as does the Committee’s independent compensation advisor.
•
Our CEO provides his evaluation of the performance of each of the other NEOs and offers recommendations regarding their salary levels, bonus targets and equity awards. These recommendations are reviewed with the Committee’s independent compensation advisor and then submitted to the Committee for review, discussion, and approval.

•	Management prepares and recommends business performance targets and objectives.
SPX FLOW PEER GROUP
The Compensation Committee and its outside compensation advisor have set a group of peer companies for our company for the purpose of compensation comparisons. Our peer group includes companies with a revenue range of 0.5 - 2.5 times the Company's annual revenue, similar industries and business mix and which are key competitors for senior talent. Other factors include international exposure, number of employees, total-shareholder return profile over various periods, and the GICs industry sub-group. For 2019, our peer companies, in descending order based on 2018 revenue, included Flowserve Corporation, Colfax Corporation, Regal Beloit Corporation, Crane Co., Woodward, Inc., Valmont Industries, Inc., ITT Inc., IDEX Corporation, Curtiss-Wright Corporation, Rexnord Corporation, Harsco Corporation, Graco, Inc., Watts Water Technologies, Inc., SPX Corporation, EnPro Industries, Inc., Barnes Group Inc., CIRCOR International, Inc. and Enerpac Tool Group Corp.
Please note that peer company compensation analysis is used only for comparative purposes. We do not target specific benchmark percentiles. We award compensation considering factors including market forces, Company or individual performance, longevity of contribution to the Company, existing contractual obligations, and differing levels of responsibility and value created by officers with the same or similar title.
2020 Proxy Statement

20

Executive Compensation
2019 COMPENSATION
The Compensation Committee established the executive compensation program to implement our focus on pay-for-performance, aligning the interests of our executive officers to our stockholders, supporting our business strategy and attracting key talent to the Company. Following are the key elements:
2019 Compensation Element	Purpose	Key Characteristics
Base Salary	Reflects the competitive marketplace, roles and responsibilities, experience and tenure, internal equity considerations, individual performance and contribution to our results.	Fixed compensation, reviewed and, if appropriate, adjusted annually.
Bonus Plan	Rewards NEOs for improving financial and operational performance.	Cash award based on pre-set goals. Tied to our business objectives.
Performance-Based Restricted Stock Unit Awards	Aligns NEO interests to stockholders through equity ownership and motivates NEOs to outperform peer companies.	Variable, performance-based restricted stock unit award. Cliff vesting based on rTSR versus a pre-selected peer group and average ROIC over three-year periods.
Time-Based Restricted Stock Unit Awards	Aligns NEO interests to stockholders through equity ownership and supports retention with multi-year vesting.	Restricted stock unit award with vesting phased ratably over three years.
401(k) Plan and SRSP	Provides retirement savings opportunities.	Allows pre-tax deferrals of base salary and annual bonuses; company matching contribution.
Other Compensation	Provides benefits promoting health and work-life balance. Designed to be competitive.	See the footnotes to the Summary Compensation Table for a listing of other compensation.
NEO performance was judged primarily by reference to performance of the Company as a whole. Additional, subjective assessments were made by the Compensation Committee in respect of adherence to Company values, competence, potential and alignment with Company goals. The Compensation Committee established, reviewed and approved all elements of compensation for the CEO based on review of key financial metrics, input from and discussions with members of the management team and its independent compensation advisor, Pearl Meyer.
Base Salary
Base salary is designed to offer competitive base income in the context of the NEO’s role and responsibilities, experience and tenure, internal equity considerations, individual performance and contribution to Company results. In 2019, Messrs. Michael and Gibson received salary increases of 5.7% and 3%, respectively. Each salary increase was in line with the Company's U.S. merit increase budget and became effective in the first payroll date of April 2019. The other NEOs did not receive a salary increase in 2019.
Bonuses
Our annual incentive plan, the EIP, measured Revenue, Adjusted EBITDA and Adjusted Working Capital Reduction against pre-determined targets calibrated to reward employees with a portion of the incremental value created for our stockholders during the year.
Targets
Annual cash bonus awards are targeted as a percentage of annual salary. This percentage increases as the employee’s responsibilities and authority increase to help ensure that those most able to impact Company performance have the greatest percentage of their total compensation tied to Company performance.
Target bonuses for the NEOs were unchanged for 2019, with targets of 100% of salary for Mr. Michael, President and CEO, and 70% for each of Messrs. Easley, Gibson, Larios and Tsoris and Ms. Hyde.
2020 Proxy Statement

21

Executive Compensation
Awards
Bonuses under the EIP range from 0% to 150% of target bonus by reference to metrics for Revenue, Adjusted EBITDA and Adjusted Working Capital Reduction. These metrics were selected because they incentivize the participants to maximize Company performance against metrics that drive current and future earnings growth and cash flow, key criteria for the Company’s long-term success. Each of the metrics are measured independently, with Revenue comprising 25% of the potential award, Adjusted EBITDA 50% of the potential award and Adjusted Working Capital Reduction 25% of the potential award. Payout corresponding to each metric ranges from 0% for performance below threshold, 100% at target and capped at 150% at or above the stretch level of performance. Payout at threshold or baseline performance begins at 1% for Revenue and Adjusted EBITDA and at 50% for Adjusted Working Capital Reduction. Additionally, the Revenue metric payout multiplier cannot exceed the Adjusted EBITDA metric payout multiplier.
The Revenue metric is intended to focus the organization on the importance of execution and converting orders into revenue with quicker cycle time and measures all revenue of the Company related to the sale of goods and provision of services to its customers, subject to adjustments for foreign currency fluctuations and other adjustments.
Adjusted EBITDA is intended to reward earnings and working capital management and is defined as earnings before interest, taxes, depreciation and amortization, plus restructuring or special charges, goodwill and/or asset impairments, and any unusual items as determined by the Compensation Committee. The threshold, target and maximum levels for each of these metrics required year-over-year improvement and were designed to share incremental returns between stockholders and employees.
Adjusted Working Capital Reduction is intended to reward working capital management and drive free cash flow generation and is defined as the change in current assets minus current liabilities, calculated in accordance with US GAAP, and adjusted for any unusual items as determined by the Compensation Committee.
Based on the Company’s performance in 2019, the Compensation Committee awarded a cumulative bonus payment of 37.5% of target:
EIP Financial Metric*	2019 Threshold ($)	2019 Target ($)	2019 Stretch ($)	2019 Actual Results ($)	Metric Weighting (%)	Payout Percentage (%)
Revenue	2,070	2,110	2,150	1,992	25%	—%
Adjusted EBITDA	274	306	322	266	50%	—%
Adjusted Working Capital Reduction	—	15	30	32	25%	37.5%
Cumulative Bonus Percentage Payout Earned under the EIP:						37.5%
*	$ figures in millions
Equity-Based Awards
Long-term equity awards are designed to promote stock ownership and expose senior-level management to the risks and rewards faced by long-term stockholders. Each award includes (i) performance-based restricted stock units that are subject to the Company’s rTSR versus the Comparator Group and ROIC, and (ii) time-based restricted stock units that vest evenly over three years subject to continued employment.
Because time-based restricted stock unit awards vest ratably over three years for officers who are not retirement eligible, they have significant employee retention value and continue to tie the interests of NEOs to those of stockholders even after they are awarded. Grants of performance-based and time-based restricted stock unit awards are the most significant component of our NEOs’ direct compensation opportunity.
Performance-based restricted stock unit awards feature cliff-vesting after a three-year performance period in which two criteria are measured: (i) for one-half of the award, the Company’s rTSR is measured against the Comparator Group and between 0% and up to 150% of that portion of the award may vest based on the Company’s percentile ranking versus the Comparator Group between the 35th and 75th percentile, and (ii) for the other half of the award, the Company’s three-year average ROIC is measured on an adjusted, pre-tax basis, and compared against predetermined targets whereby between 0% and up to 150% of that portion of the award may vest based upon the Company’s performance.
Time-based restricted stock unit awards vest at the rate of 1/3 per year over three years based on continued employment.
2020 Proxy Statement

22

Executive Compensation
The table below shows the long-term incentive awards granted in 2019 for each of our NEOs:
NEO	Performance-Based Restricted Stock Unit Award (at target level) (1)(#)	Time-Based Restricted Stock Unit Award (2)(#)
Marcus G. Michael	51,301	50,343
Jaime M. Easley	10,219	10,028
Dwight A.K. Gibson (3)	8,758	25,786
Belinda G. Hyde	7,299	7,163
Jose Larios	8,758	8,595
Stephen A. Tsoris	7,299	7,163
(1)	Performance-Based Restricted Stock Unit Awards are performance-based restricted stock unit awards that feature cliff-vesting after a three-year performance period.
(2)	Time-Based Restricted Stock Unit Awards are time-based restricted stock unit awards that vest at the rate of 1/3 per year over three years based on continued employment.
(3)
Mr. Gibson’s Time-Based Restricted Stock Unit Awards included (i) an annual grant of 8,595 units that vest at the rate of 1/3 per year over three years and (ii) a one-time grant of 17,191 units that cliff-vest at the end of three years from the grant date, based on continued employment.

Certain of our executives also have unvested equity awards from prior years which were designed to satisfy the tax deductibility provisions of the former performance-based compensation exception under Section 162(m) of the Internal Revenue Code, as described below in “Tax Matters”. These awards are referred to as External Metric Grants and Internal Metric Grants.
The term “External Metric Grants” refers to performance-based restricted stock awards that feature cliff-vesting after a three-year performance period in which two criteria are measured: (i) for one-half of the award, the Company’s rTSR measured against the Comparator Group and between 0% and up to 150% of that portion of the award may vest based on the Company’s percentile ranking versus the Comparator Group between the 35th and 75th percentile, and (ii) for the other half of the award, the Company’s three-year average ROIC is measured on an adjusted, pre-tax basis, and compared against predetermined targets whereby between 0% and up to 150% of that portion of the award may vest based upon the Company’s performance.
The term “Internal Metric Grants” refers to performance-based restricted stock awards that vest at the rate of 1/3 per year over three years based on (i) continued employment and (ii) satisfaction of an internal performance criteria in the first year that was designed to meet the former performance-based compensation exception under Section 162(m) of the Internal Revenue Code. The Company satisfied the performance criteria in the first year for the Internal Metric Grant awarded in 2017.
The 2017 External Metric Grant related to rTSR vested at 122.2% at the beginning of 2020 as a result of the Company’s rTSR ranking in the 61st percentile against the S&P MidCap 400 Capital Goods Industry Group. The 2017 External Metric Grant related to ROIC vested at 90% at the beginning of 2020 as a result of the Company’s ROIC of 7.11% compared against predetermined targets. These predetermined targets were as follows: 6.5% ROIC for Threshold, 7.25% ROIC for Target and 8.0% ROIC for Maximum. Certain adjustments were made in the calculation of these metrics to eliminate factors beyond the reasonable control of the participants in the measurement. For example, in measuring the Company’s ROIC performance, the Compensation Committee adjusted for certain expenses arising from the divestiture of the Power & Energy business, adoption of a new US GAAP lease accounting standard and certain impairment charges for corporate assets.
Equity Awards Practices
A full review of executive compensation, including equity awards, is conducted at least annually. Equity awards were reviewed, approved and granted within the first quarter of the award year. Dividends and dividend equivalents with respect to any shares of unvested restricted stock or restricted stock units are deposited in the NEO’s name in an escrow or similar account maintained by SPX FLOW for that purpose. The NEO receives these dividends or dividend equivalents only if and when the related shares of equity or restricted stock units vest. Dividends and dividend equivalents are forfeited if the equity or restricted stock unit on which those dividends or dividend equivalents were paid is forfeited. The Company did not pay a dividend in 2019. In the event of retirement, unvested time-based restricted stock and restricted stock unit awards will vest immediately and unvested performance-based restricted stock and restricted stock unit awards will remain subject to the original performance requirements and vesting schedule (to the extent provided under such agreement).
2020 Proxy Statement

23

Executive Compensation
Other Benefits and Perquisites
We provide perquisites to attract and retain executives in a competitive marketplace, and believe these benefits are generally consistent with market practices of our peer group and other comparable public industrial manufacturing companies. See the Summary Compensation Table and accompanying footnotes on pages 27 and 28 for a full listing of benefits and perquisites. We do not provide tax gross-up payments for perquisites.
The CEO may utilize the Company aircraft for personal travel for himself and his family. Other NEOs may be permitted personal use of the aircraft for themselves and their families if approved by our CEO. This benefit enhances security for our officers and allows them to devote more time to SPX FLOW business. We report the value of any personal use of the aircraft by NEOs as ordinary taxable income and as compensation in the Summary Compensation Table. In 2019, no NEO had any personal use of aircraft.
Retirement and Deferred Compensation Plans
NEOs and other senior-level management are eligible to participate in the SPX FLOW Retirement Savings Plan (the “401(k) Plan”) and the SPX FLOW Supplemental Retirement Savings Plan (the “SRSP”), a non-qualified deferred compensation plan that permits voluntary deferrals of base salary and annual bonuses in excess of those permitted under the 401(k) Plan. See the Nonqualified Deferred Compensation in 2019 table and accompanying narrative and footnotes on pages 31 and 32 for more information regarding these plans.
Termination and Change-in-Control Provisions
We design termination and change-in-control contractual provisions to be competitive at the time we enter into an agreement. These arrangements are designed to protect stockholder interests by stabilizing management during periods of uncertainty. Generally, executives are more willing to accept risks and costs if they are protected in the event their employment is terminated due to unanticipated changes, including a change in control. Additionally, executives often assign significant value to severance agreements because they provide compensation for lost professional opportunities in the event of a change in control. These arrangements also can be a powerful tool to discourage entrenchment of management, in that severance agreements can offset the risk of financial and professional loss that management may face when recommending a sale to or merger with another company.
In the case of certain terminations following a change in control, the NEOs become immediately vested in all previously granted unvested SPX FLOW equity, including shares and units subject to performance vesting at the target level of vesting. This feature is designed to be equitable in the event of dismissal without cause or resignation for good reason, and we believe it is appropriate in the event of termination following a change in control. Additionally, other benefits may be paid in the event the executive is terminated following a change in control (sometimes called a “double trigger”).
Termination and change-in-control agreements are further discussed and quantified in “Potential Payments Upon Termination or Change-in-Control” on pages 33 and 34.
Stock Ownership Guidelines
We maintain stock ownership guidelines to emphasize the importance of substantive, long-term share ownership by senior executives to align their financial interests with those of stockholders. The guidelines are:
Chief Executive Officer	500% of salary
Other Executive Officers	300% of salary
Other executives designated by the Compensation Committee	100% - 200% of salary
Shares held in family trusts and shares held in retirement plan accounts are deemed to be owned shares for purposes of these guidelines.
Executive leaders are asked to attain the desired level of share ownership within five years of the later of appointment to a director or officer position or the date the relevant stock ownership guidelines were increased, whether through promotion or by revision to the guidelines.
Once an executive leader attains the desired level of share ownership, he or she shall continue to be considered in compliance with these guidelines if the cause of the non-compliance was a decrease in the price of the Company stock, so long as the executive leader retains at least 50% of the net shares acquired upon exercise of stock options and at least 50% of the net shares acquired pursuant to vested restricted stock grants and vested restricted stock unit grants until the executive leader’s holdings of Company stock equals or exceeds the applicable target value. For these purposes, “net shares” means the shares remaining after disposition of shares necessary to pay the related tax liability and, if applicable, the stock option exercise price. In addition to existing Company
2020 Proxy Statement

24

Executive Compensation
trading policy requirements, executive leaders shall obtain the approval of the Company General Counsel prior to selling Company stock where their stock ownership is below the Target Value or where the sale would reduce their ownership below the target value. This rule does not apply to dispositions of shares for tax withholding purposes.
The Nominating & Governance Committee will periodically review these guidelines and recommend revisions to the guidelines to the Board as the Committee deems appropriate. Each NEO who was employed on March 1, 2020 was in compliance with these requirements on that date.
Tax Matters
As a result of the U.S. Tax Cuts and Jobs Act passed at the end of 2017, the exception for performance-based compensation under IRC Section 162(m) has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. Historically, the Compensation Committee structured the annual cash incentives and restricted stock awards for our executive officers in a manner intended to be exempt from Section 162(m), and therefore deductible. Although the deductibility of performance-based compensation changed, our philosophy of pay-for-performance did not change, and the Compensation Committee has continued to emphasize rigorous performance metrics for the award of bonuses and performance-based restricted stock unit awards.
Impact on Compensation from Misconduct—Clawbacks
If the Board of Directors were to determine that an NEO had engaged in fraudulent or intentional misconduct, it would take action to remedy the misconduct and impose appropriate discipline. Discipline would vary based on the facts and circumstances but may include termination of employment or other appropriate actions.
We retroactively adjust compensation in the event of a restatement of financial or other performance results to the extent required by the Sarbanes-Oxley Act of 2002. The EIP provides for repayment or forfeiture of awards under specified circumstances if the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. Any awards earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document that failed to materially comply with a financial reporting requirement must be paid back to the Company. To the extent that the affected award was deferred under a nonqualified deferred compensation plan maintained by the Company rather than paid to the executive officer, the deferred amount (and any earnings from it) must be forfeited. Our equity award agreements provide that awards are subject to any compensation recovery policy adopted by us, as amended from time to time.
Notes
The discussion of performance targets in this Compensation Discussion and Analysis section is exclusively in the context of executive compensation, and you should not use these targets for any other purpose or regard them as an indication of management’s expectations of future results.
References to “bonuses” are to performance-based payments as reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
2020 Proxy Statement

25

Executive Compensation
COMPENSATION COMMITTEE REPORT
The Compensation Committee of the SPX FLOW Board of Directors comprises seven directors. Each of the Compensation Committee members is independent, as defined under SEC rules and the listing standards of the NYSE. The Compensation Committee reviews SPX FLOW’s “Compensation Discussion and Analysis” on behalf of the Board of Directors.
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and SPX FLOW’s Annual Report on Form 10-K for the year ended December 31, 2019.
Compensation Committee
Emerson U. Fullwood, Chairman
Majdi B. Abulaban
Anne K. Altman
Patrick D. Campbell
Robert F. Hull, Jr.
Suzanne B. Rowland
David V. Singer
2020 Proxy Statement

26

Executive Compensation
SUMMARY COMPENSATION TABLE FOR 2019
This table summarizes the compensation for the named executive officers in 2019. The “named executive officers” are our Chief Executive Officer, our Chief Financial Officer, our next three most highly compensated officers who were serving as officers as of December 31, 2019, and Mr. Tsoris, who retired on July 31, 2019.
Name and Principal Position	Year	Salary ($) (1)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (1)	All Other Compensation ($) (3)	Total ($)
Marcus G. Michael President and CEO	2019	914,589	3,444,317	342,971	148,936	4,850,813
	2018	868,221	3,503,314	393,750	105,763	4,871,048
	2017	841,262	3,477,165	1,133,138	129,399	5,580,964
Jaime M. Easley Vice President and CFO	2019	425,000	686,092	111,563	37,731	1,260,386
	2018	295,134	205,967	60,743	51,164	613,008
Dwight A. K. Gibson President, Food & Beverage and Industrial	2019	482,719	1,176,129	126,714	39,603	1,825,165
	2018	471,518	618,176	148,528	46,385	1,284,607
	2017	469,086	632,174	442,284	27,188	1,570,732
Belinda G. Hyde Vice President and CHRO	2019	441,263	490,060	115,831	41,220	1,088,374
	2018	441,264	515,106	138,998	43,775	1,139,143
Jose Larios President, Power & Energy	2019	441,000	588,025	115,763	32,272	1,177,060
	2018	436,154	618,176	138,915	15,744	1,208,989
	2017	405,000	632,174	393,960	25,795	1,456,929
Stephen A. Tsoris Former Vice President, Secretary and General Counsel	2019	250,044	490,060	65,637	987,326	1,793,067
(1)
Named executive officers are eligible to defer up to 50% of their salaries into the 401(k) Plan (up to applicable tax limits), and up to 50% of their salaries into the SPX FLOW Supplemental Retirement Savings Plan, a nonqualified deferred compensation plan (the “SRSP”). In addition, named executive officers are eligible to defer up to 50% of their non-equity incentive compensation into the 401(k) Plan (up to applicable tax limits), and up to 100% of their non-equity incentive compensation into the SRSP. In 2019, the named executive officers deferred the following portions of their salaries and 2019 non-equity incentive compensation payout (received in 2020) into the 401(k) Plan and the SRSP:

	Base Salary Deferrals		Non-Equity Incentive Compensation Deferrals
Name	Deferred into 401(k) Plan ($)	Deferred into SRSP ($)	Deferred into 401(k) Plan ($)	Deferred into SRSP ($)
Mr. Michael	9,423	—	5,269	235,855
Mr. Easley	11,103	26,435	8,875	—
Mr. Gibson	8,603	10,528	8,870	—
Ms. Hyde	9,270	—	8,109	—
Mr. Larios	7,633	—	10,419	—
Mr. Tsoris	9,507	—	—	—
(2)
Some of these grants are subject to performance vesting conditions. The amounts reported in the above table were calculated in accordance with applicable accounting guidance to reflect their grant date fair value at the target level of performance. See note 15 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019 for additional information regarding the calculation of these numbers for awards made in 2019. See the Grants of Plan-Based Awards in 2019 table on page 29 for more information on these grants. The grant date fair value of all equity awards made in 2019 assuming that performance-vesting conditions are satisfied for 2019 performance-based restricted stock units at the highest level for Mr. Michael is $4,305,359, for Mr. Easley is $857,608, for Mr. Gibson is $1,323,125, for Ms. Hyde is $612,567, for Mr. Larios is $735,020 and for Mr. Tsoris is $612,567.

2020 Proxy Statement

27

Executive Compensation
(3)	All Other Compensation included the following:
Name	Matching Contributions to 401(k) ($)	Matching Contributions to the SRSP ($)	Post- Retirement Key Manager Life Insurance (a) ($)	Relocation / Expatriation Costs (b) ($)	Financial Planning ($)	Executive Health Care ($)	Payments Upon Retirement (c) ($)
Mr. Michael	9,746	14,101	118,286	4,303	2,500	—	—
Mr. Easley	7,726	10,167	16,213	—	3,625	—	—
Mr. Gibson	13,734	10,528	15,341	—	—	—	—
Ms. Hyde	13,706	—	21,564	—	450	5,500	—
Mr. Larios	11,186	—	15,770	—	4,950	366	—
Mr. Tsoris	13,639	—	57,484	—	10,087	2,393	903,723
(a)	Represents the change in value between December 31, 2018 and December 31, 2019 of the post-retirement key manager life insurance benefit, based on an assumed discount rate of 3.72%.
(b)	Adjustment of relocation and expatriation costs from 2015 that were reported in 2019.
(c)	Mr. Tsoris received the following amounts in connection with his retirement:
•	$21,475 in vacation payout upon termination;
•	$831,850 of severance pay including one times his annual base salary of $430,500 and target bonus of $301,350, plus an additional $100,000 in recognition of his years of service as an officer; and
•	$50,398 in estimated benefits and perquisites including outplacement assistance, financial planning and reimbursement of legal fees.
The above benefits are provided pursuant to the terms of an employment agreement with Mr. Michael and the terms of a separation agreement with Mr. Tsoris. The term of the employment agreement for Mr. Michael extended through December 31, 2019 with extensions from year to year unless proper advance notice is provided in accordance with the terms of the agreement.
Under Mr. Michael's agreement, any annual base salary rate reductions require his consent and it provides for participation in any annual performance bonus plans, long-term incentive plans, and equity based compensation plans that we establish or maintain for our officers as well as continuation of all other senior executive benefit plans offered by us, subject to our right to modify, suspend or discontinue the plans. Business expense reimbursement, perquisites and vacation entitlements also are provided pursuant to the agreement.
See “Compensation Discussion and Analysis” for further discussion and explanation of each element of compensation.
2020 Proxy Statement

28

Executive Compensation
GRANTS OF PLAN-BASED AWARDS IN 2019
The following table provides information regarding equity and non-equity awards granted to the named executive officers in 2019.
Name	Grant Date	Estimated Possible Payout Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Stock Units (#)	Grant Date Fair Value of Stock Awards (2) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Marcus G. Michael	2/28/2019	121,183	914,589	1,371,884
	2/28/2019				25,651	51,301	76,952		1,722,083
	2/28/2019							50,343	1,722,234
Jaime M. Easley	2/28/2019	39,419	297,500	446,250
	2/28/2019				5,110	10,219	15,329		343,034
	2/28/2019							10,028	343,058
Dwight A. K. Gibson	2/28/2019	44,772	337,903	506,855
	2/28/2019				4,379	8,758	13,137		293,990
	2/28/2019							25,786	882,139
Belinda G. Hyde	2/28/2019	40,927	308,884	463,326
	2/28/2019				3,650	7,299	10,949		245,014
	2/28/2019							7,163	245,046
Jose Larios	2/28/2019	40,903	308,700	463,050
	2/28/2019				4,379	8,758	13,137		293,990
	2/28/2019							8,595	294,035
Stephen A. Tsoris	2/28/2019	39,929	301,350	452,025
	2/28/2019				3,650	7,299	10,949		245,014
	2/28/2019							7,163	245,046
(1)	Assumes all stock will vest. See “Compensation Discussion and Analysis—2019 Compensation—Equity-Based Awards” beginning on page 22, for a description of the performance vesting requirements.
(2)
Represents the grant date fair value, based on the closing price of our stock on the day prior to the grant, under applicable accounting guidance. See note 15 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019 for the assumptions made in the valuation of these awards.

2020 Proxy Statement

29

Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019
The following table details the outstanding equity awards held by each of our current and former named executive officers at December 31, 2019.
		Option Awards			Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2) ($)
Marcus G. Michael	1/2/2015	15,801	$61.29	1/2/2025
	1/13/2017						16,517 (3)	807,186
	1/13/2017						62,228 (4)	3,041,082
	3/9/2018						23,794 (5)	1,162,813
	3/9/2018						17,606 (6)	860,405
	2/28/2019				50,343 (5)	2,460,262
	2/28/2019				51,781 (7)	2,530,537
Jaime M. Easley	1/13/2017				751 (5)	36,701
	1/13/2017				2,827 (4)	138,155
	3/9/2018				1,575 (5)	76,970
	3/9/2018				906 (6)	44,276
	2/28/2019				10,028 (5)	490,068
	2/28/2019				10,315 (7)	504,094
Dwight A.K. Gibson	1/13/2017						3,003 (3)	146,757
	1/13/2017						11,313 (4)	552,866
	3/9/2018						4,199 (5)	205,205
	3/9/2018						3,107 (6)	151,839
	2/28/2019				8,595 (5)	420,038
	2/28/2019				8,841 (7)	432,060
	2/28/2019				17,191 (8)	840,124
Belinda G. Hyde	1/13/2017						2,503 (3)	122,322
	1/13/2017						9,428 (4)	460,746
	3/9/2018						3,499 (5)	170,996
	3/9/2018						2,589 (6)	126,524
	2/28/2019				7,163 (5)	350,056
	2/28/2019				7,368 (7)	360,074
Jose Larios	1/13/2017						3,003 (3)	146,757
	1/13/2017						11,313 (4)	552,866
	3/9/2018						4,199 (5)	205,205
	3/9/2018						3,107 (6)	151,839
	2/28/2019				8,595 (5)	420,038
	2/28/2019				8,841 (7)	432,060
Stephen A. Tsoris	1/13/2017						9,428 (4)	460,746
	3/9/2018						2,589 (6)	126,524
	2/28/2019				7,368 (7)	360,074
(1)	Stock options awarded on January 2, 2015 vest at the rate of one-third per year.
(2)	Based on the closing price of our common stock of $48.87 on December 31, 2019, the last trading day in 2019.
(3)
Internal Metric Grant vests at the rate of one-third per year, subject to satisfaction of internal performance criteria for the initial year, with vesting dates of March 2, 2018, January 14, 2019 and January 13, 2020.

(4)
This award becomes eligible to vest in January 2020, subject to satisfaction of external performance criteria for the three-year performance period. Half of the award is presented at the Target performance level and half of the award is presented at the Maximum performance level.

(5)	This award will vest at the rate of one-third per year on the first, second and third anniversaries of the grant date subject to continued employment.
(6)
This award becomes eligible to vest in January 2021, subject to satisfaction of external performance criteria for the three-year performance period. This award is presented at the Threshold performance level.

(7)
This award becomes eligible to vest in January 2022 subject to satisfaction of external performance criteria for the three-year performance period. Half of the award is presented at the Threshold performance level and half of the award is presented at the Maximum performance level.

(8)	This award will vest on the third anniversary of the award date subject to continued employment.
2020 Proxy Statement

30

Executive Compensation
OPTIONS EXERCISED AND STOCK VESTED IN 2019
The following table sets forth stock vested for each of our named executive officers in 2019. Our named executive officers did not exercise any options in 2019.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Marcus G. Michael	60,418	1,908,201
Jaime M. Easley	6,758	208,403
Dwight A.K. Gibson	15,148	471,279
Belinda G. Hyde	15,432	477,334
Jose Larios	10,660	337,021
Stephen A. Tsoris	17,065	593,915
(1)	Based on the market value at time of vesting.
PENSION BENEFITS
None of our NEOs participate in a pension plan.
NONQUALIFIED DEFERRED COMPENSATION IN 2019
The following table sets forth information relating to the SRSP. Named executive officers and other senior-level management are eligible to participate in the SRSP, a nonqualified deferred compensation plan that allows them to make pre-tax deferrals in excess of those permitted by the 401(k) Plan. Named executive officers may defer up to 50% of their base compensation (excluding bonuses) and up to 100% of their annual bonuses into the SRSP.
A company match is made to the SRSP after the maximum company match has been made under the 401(k) Plan. The deferrals and match are allocated to the fund(s) under the SRSP as selected by the participant.
In general, “eligible compensation” for purposes of the SRSP is the amount reported as wages on a participant’s Form W-2, (A) increased by (i) amounts contributed by the participant to the 401(k) Plan and the SPX FLOW Flexible Spending Account Plans, and (ii) vacation and holiday pay paid after termination of employment; and (B) decreased by (i) reimbursements or other expense allowances, (ii) fringe benefits (cash and non-cash), (iii) moving expenses, (iv) welfare benefits (provided that short-term disability payments are included and long-term disability payments are excluded), (v) employer-provided mileage reimbursements for which no documentation is required, taxable and non-taxable tuition reimbursements and the taxable value of physical examinations and group term life insurance coverage in excess of $50,000, (vi) pay in lieu of notice, (vii) deferred compensation, (viii) the value of restricted shares and other equity awards, and (ix) severance pay received after termination of employment.
All matching contributions into the 401(k) Plan and SRSP are made in cash and invested according to the participant’s elections. All participant and matching contributions vest immediately. The SRSP is unfunded and earnings are credited on account balances based on participant direction within the same investment choices available in the 401(k) Plan. All returns in the SRSP and the 401(k) Plan are at market rates. In-service distributions are not allowed under the SRSP. In accordance with the rules set forth under the SRSP participants generally elect the form and timing of payment of their SRSP deferral account prior to the years in which such amounts are deferred. All amounts deferred under the SRSP after 2009 and before 2016 will be paid in a lump sum payment six months following termination of employment. Beginning with 2016, participants may elect to receive their amounts deferred in 2016 and later in either a lump sum or five annual installments, six months following employment termination.
2020 Proxy Statement

31

Executive Compensation
Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE (4) ($)
Marcus G. Michael	141,010	14,101	432,838	—	1,967,040
Jaime M. Easley	26,434	10,167	44,702	—	230,110
Dwight A.K. Gibson	10,528	10,528	15,342	—	92,392
Belinda G. Hyde	—	—	20,923	—	98,793
Jose Larios	—	—	—	—	—
Stephen A. Tsoris	—	—	60,996	—	275,026
(1)	Contributions to the SRSP consisted of the following amounts reported in the Summary Compensation Table:
Name	2019 Salary Contributions ($)	2018 Non-Equity Incentive Plan Compensation Contributions ($)
Mr. Michael	—	141,010
Mr. Easley	26,435	—
Mr. Gibson	10,528	—
Ms. Hyde	—	—
Mr. Larios	—	—
Mr. Tsoris	—	—
(2)	Represents matching amounts contributed by us to the SRSP. These amounts have been included in the All Other Compensation column of the Summary Compensation Table.
(3)	Aggregate earnings under the SRSP are not above-market and, accordingly, are not included in the Summary Compensation Table.
(4)	In addition to the amounts in footnote (1), includes the following amounts of contributions to the SRSP reported as compensation in the Summary Compensation Table for the:
•	Year ended December 31, 2018: Mr. Michael: $977,248; Mr. Easley: $28,258; Mr. Gibson $37,221; and Ms. Hyde $36,136.
•	Year ended December 31, 2017: Mr. Michael, $142,716.
•	Year ended December 31, 2016: Mr. Michael, $166,586.
2020 Proxy Statement

32

Executive Compensation
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
We have entered into agreements, including an employment agreement for our President and Chief Executive Officer, and a change-in-control agreement and stock plan award agreements with each of our named executive officers, governing compensation in the event of a termination of employment or a change in control of our company. The following tables set forth the expected benefit to be received by each named executive officer employed at December 31, 2019 in the event of his termination resulting from various scenarios, assuming a termination date of December 31, 2019 and a stock price of $48.87, our closing stock price on the NYSE on December 31, 2019. Assumptions and explanations of the numbers set forth in the table below are set forth in the footnotes to, and in the additional text following, the table.
Name	Component	(a) Voluntary Resignation or (b) Involuntary Termination For Cause ($)	Disability ($)	Death Pre- retirement ($)	Involuntary Termination Without Cause/Voluntary Resignation for Good Reason ($)	Termination Following Change in Control ($)
Marcus G. Michael	Salary	—	—	—	1,850,000 (1)	2,775,000 (2)
	Bonus (3)	—	925,000	925,000	1,850,000	2,775,000
	Accelerated Equity	—	11,089,043 (5)	11,089,043 (5)	7,761,875 (6)	11,089,043 (5)
	Vacation (7)	88,942	88,942	88,942	88,942	88,942
	Life Insurance	579,028 (8.a)	655,947 (8.c)	2,534,293 (8.d)	16,165 (8.e)	595,592 (8.f)
		— (8.b)
	Outplacement Assistance	—	—	—	50,000	50,000
	Health & Welfare Premiums	—	—	—	38,546	82,253
	Financial Planning	—	—	—	5,000	5,000
	TOTAL	667,970 (a)	12,758,932	14,637,278	11,660,528	17,460,830
		88,942 (b)
Jaime M. Easley	Salary	—	—	—	—	850,000 (2)
	Bonus (4)	—	111,563	297,500	—	595,000
	Accelerated Equity (5)	—	1,302,092	1,302,092	—	1,302,092
	Vacation (7)	40,865	40,865	40,865	40,865	40,865
	Life Insurance	—	—	1,021,074 (8.d)	—	160,390 (8.f)
	Outplacement Assistance	—	—	—	—	35,000
	Health & Welfare Premiums	—	—	—	—	54,835
	TOTAL	40,865	1,454,520	2,661,531	40,865	3,038,182
Dwight A.K. Gibson	Salary	—	—	—	—	971,328 (2)
	Bonus (4)	—	126,714	339,965	—	884,569
	Accelerated Equity (5)	—	2,785,688	2,785,688	—	2,785,688
	Vacation (7)	46,698	46,698	46,698	46,698	46,698
	Life Insurance	—	—	1,166,820 (8.d)	—	206,137 (8.f)
	Outplacement Assistance	—	—	—	—	35,000
	Health & Welfare Premiums	—	—	—	—	51,685
	TOTAL	46,698	2,959,100	4,339,171	46,698	4,981,105
Belinda G. Hyde	Salary	—	—	—	—	882,525 (2)
	Bonus (4)	—	115,831	308,884	—	827,809
	Accelerated Equity (5)	—	1,621,360	1,621,360	—	1,621,360
	Vacation (7)	42,429	42,429	42,429	42,429	42,429
	Life Insurance	—	—	1,060,145 (8.d)	—	202,144 (8.f)
	Outplacement Assistance	—	—	—	—	35,000
	Health & Welfare Premiums	—	—	—	—	35,886
	TOTAL	42,429	1,779,620	3,032,818	42,429	3,647,153
Jose Larios	Salary	—	—	—	749,700 (9)	882,000 (2)
	Bonus (4)	—	115,763	308,700	—	787,920
	Accelerated Equity (5)	—	1,945,564	1,945,564	—	1,945,564
	Vacation (7)	42,404	42,404	42,404	42,404	42,404
	Life Insurance	—	—	1,059,514 (8.d)	—	193,307 (8.f)
	Outplacement Assistance	—	—	—	—	35,000
	Health & Welfare Premiums	—	—	—	—	54,518
	TOTAL	42,404	2,103,731	3,356,182	792,104	3,940,713
(1)	Two times annual salary at time of termination.
2020 Proxy Statement

33

Executive Compensation
(2)	The greater of annual salary immediately prior to change in control or at time of termination multiplied by (i) three for Mr. Michael and (ii) two for Messrs. Easley, Gibson and Larios and Ms. Hyde.
(3)	Bonus in an amount equal to, in the case of:
•	Disability or Death: The greater of the prorated amount of actual bonus paid for the prior year or the target bonus (calculated based on year-end annual salary) for the termination year.
•
Involuntary termination without cause or voluntary resignation for good reason: Two times the greater of actual bonus paid for the prior year or the target bonus (calculated based on year-end annual salary) for the termination year.

•	Termination following a change in control: Three times the greater of actual bonus paid for the prior year or the target bonus (calculated based on year-end annual salary) for the termination year.
(4)	Bonus in an amount equal to, in the case of:
•	Disability: The prorated amount of actual bonus for the termination year.
•	Death: The target bonus (calculated based on year-end annual salary) for the termination year.
•
Termination following a change in control: Two times the greatest of the highest earned bonus amount for three years prior to termination year, the target bonus for the termination year (calculated based on year-end annual salary) or the earned bonus for the termination year.

(5)	Value of vesting in all unvested restricted stock, restricted stock units and stock options at target. There are no in-the-money stock options.
(6)
Value of vesting in unvested restricted stock, unvested restricted stock units and stock options that would have vested in the two years following termination. The value assumes that all applicable performance vesting requirements will be met. There are no in-the-money stock options.

(7)	Accrued vacation time of five weeks of salary.
(8)	Life insurance: Values for life insurance in an amount equal to, in the case of:
8.a	Voluntary resignation: Mr. Michael is retirement eligible. Estimated present value of life insurance of one times annual salary for the remainder of his life.
8.b	Involuntary termination for cause: No benefit.
8.c	Disability.
8.d
Death: Life insurance proceeds equal to the sum of two times annual salary (less any benefit under the Company’s group life insurance plan maintained for other SPX FLOW employees) and gross ups for federal and other tax liabilities.

8.e
Involuntary termination without cause or voluntary resignation for good reason: Value of reimbursement of premiums paid over benefit continuation period for two years, which represents his imputed income for group life insurance benefits in the year prior to termination.

8.f
Termination following a change in control: Estimated present value of life insurance coverage equal to two times annual salary at the time of termination for two years and thereafter an amount equal to one times annual salary for the remainder of his/her life.

(9)
Severance protection pursuant to Mr. Larios’ retention agreement dated June 12, 2019, providing him with one times annual salary and target bonus in the event his employment is terminated without cause prior to the divestiture of our Power & Energy business.

Payments Upon Retirement
On July 31, 2019, Mr. Tsoris retired and received the following in connection with his retirement. All benefits were paid or will be paid as required by Mr. Tsoris’ separation agreement.
Element	Amount ($)
Salary (1)	430,500
Bonus (2)	301,350
2019 Pro-rated Bonus (3)	65,637
Value of Accelerated Equity (4)	977,986
All Other Compensation (5)	171,873
TOTAL	1,947,346
(1)	One times annual salary at time of termination.
(2)	One times target bonus at time of termination.
(3)	Actual bonus paid for 2019 pursuant to the terms of the EIP.
(4)
Value of vesting in all unvested restricted stock and restricted stock units at target based on the December 31, 2019 closing stock price of $48.87. Restricted stock and restricted stock units remain subject to the original performance requirements

(5)	Includes:
•	Accrued vacation time: $21,475;
•	Outplacement assistance: $35,000;
•	Financial planning services: $10,000;
•	Reimbursement of legal fees: $5,398; and
•	In recognition of his years of service as an officer: $100,000.
2020 Proxy Statement

34

Executive Compensation
ASSUMPTIONS AND EXPLANATIONS OF NUMBERS IN TABLES
The Compensation Committee retains discretion to provide, and in the past has provided, additional benefits to executive officers upon termination or resignation if it determines the circumstances so warrant.
Confidentiality, Non-Competition and Non-Solicitation Agreements
As a condition to each executive officer’s entitlement to receive the base salary amounts and equity award acceleration referenced in the applicable tables, the executive is required to execute a waiver of claims against us and shall be bound by the terms of a non-competition and non-solicitation agreement, which prohibits the executive from soliciting or diverting any customer, potential customer, employee or potential employee or competing with any of our businesses in which the executive has been employed for a period of one year from the date of termination.
Key Manager Life Insurance Benefits
Because portions of these benefits are self-insured, we calculate and maintain liabilities for these programs under appropriate accounting standards. Generally, the assumptions and methods used for financial reporting were also used in determining the values in this disclosure (discount rates, mortality, etc.).
Payments upon a Termination in Connection with a Change in Control
NEOs will be entitled to certain benefits as described in the applicable tables if they are terminated within, for Mr. Michael, 36 months, and for Messrs. Easley, Gibson and Larios and Ms. Hyde, 24 months, following a change in control for a reason other than death, disability, retirement or termination for cause or if employment is terminated by the named executive officer other than for good reason. For Mr. Tsoris, who departed the organization prior to December 31, 2019, his termination scenario is calculated on the basis of the actual payments received in connection with his retirement.
For purposes of the change-in-control severance agreements, a change in control included the acquisition by any person (or group of related persons) of 25% or more of the voting power of our securities (including in an exchange or tender offer), or (1) liquidation of SPX FLOW, (2) the sale of all or substantially all of our assets, (3) a merger or consolidation (except where our stockholders prior to the time of merger or consolidation continue to hold at least 75% of the voting power of the new or surviving entity), or (4) a change in the majority of our Board of Directors within a two-year period without the approval of the incumbent Board.
The column setting forth payments upon a change in control assumes that the named executive officer’s employment was terminated following the change in control.
RISK ANALYSIS
The Compensation Committee regularly monitors and reviews our compensation programs and risk management as an integral part of its program design and review.
The primary incentive compensation arrangements, one or both of which apply to the majority of personnel worldwide, are the Stock Compensation Plan and the EIP. These plans cover the employees we believe would be most likely to be in a position to create a material risk to our company.
The Compensation Committee does not believe our compensation policies and practices give rise to risks that are reasonably likely to have a material adverse effect on our company. In reaching this conclusion, we considered the following factors:
•	Our compensation program is designed to provide a mix of both fixed and variable incentive compensation.
•
The variable (cash incentive and performance-based equity awards) portions of compensation are designed to reward both annual performance (under both programs) and longer-term performance (under performance-based equity awards). We believe this design mitigates incentives for short-term risk-taking that could be detrimental to our company’s long-term best interests.

•
A significant percentage of our senior executives’ incentive compensation is based on the performance of our total company. This is designed to mitigate incentives to pursue strategies that might maximize the performance of a single operating division to the detriment of our company as a whole.

•
Our senior executives are subject to stock ownership guidelines, which we believe incentivize our executives to consider the long-term interests of our company and our stockholders and discourage excessive risk-taking that could negatively impact our stock price.

•
Our incentive compensation program is designed with payout curves that are relatively smooth and seek to minimize steep payout “cliffs” that might encourage short-term business decisions in order to meet a payout threshold.

2020 Proxy Statement

35

Executive Compensation
•
A qualitative risk assessment concluded that our plans do not have an unreasonable ratio between fixed and variable compensation. The bonus plans are capped at specified maximum percentages, which limit incentives to undertake excessive risk.

•
The executive and management bonus plans also have forfeiture provisions relating to any fraud, manipulation or negligence in connection with computation of performance measures or payments under the plans.

•	All of the incentive plans are determined primarily by a formula, rather than manager discretion.
•	In addition to the structure of our plans, we mitigate any risk that may be generated by compensation plans through management oversight, compliance training and enforcement, and audits.
No single SPX FLOW business unit carries a significant portion of the Company’s risk profile, or has compensation structured significantly differently than other units within the Company, regardless of relative business unit profitability or compensation expense as a percentage of revenues.
The Compensation Committee does not believe that any of the design features of our compensation arrangements pose a significant concern.
CEO PAY RATIO
Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC has adopted a rule requiring annual disclosure of the ratio (the “CEO Pay Ratio”) of the total annual compensation of our Chief Executive Officer, Mr. Michael, to the total annual compensation of the employee of our company and its subsidiaries who is determined to have the median compensation of, generally, all such employees (excluding our Chief Executive Officer). The rule also requires annual disclosure of this median employee’s total compensation for the year and our Chief Executive Officer’s total compensation for the year. This rule first became applicable with respect to the proxy statement for the 2018 Annual Meeting. Our CEO Pay Ratio has been calculated in compliance with the requirements set forth in Item 402(u) of Regulation S-K of the SEC.
SEC rules require a company to identify the median-compensated employee only once every three years, absent changes to the employee population or employee compensation arrangements during that period that would reasonably affect the pay ratio. Because there were no such changes since we undertook to identify the median-compensated employee for determination of the ratio in 2017, we elected to use the same employee for calculating the 2018 ratio and the 2019 ratio.
For the 2017 calculation, we identified the median-compensated employee using our global employee population as of October 31, 2017. This included all global full-time, part-time, temporary and seasonal employees who were active on that date. Although we had approximately 7,281 employees in 36 countries around the world, we did not exclude any employees from our calculation (other than, as required by the rule, our Chief Executive Officer).
We used a consistently applied compensation measure (“CACM”) across our global employee population to determine the median-compensated employee . The CACM that we used was base pay plus bonus. For our employees who are paid a salary, base pay was equal to their annual salary paid in 2016. For our employees who are paid an hourly rate, base pay was equal to total annual hourly wages, including overtime and allowances, paid in 2016. We did not perform any full-time equivalency adjustments for part-time workers and we did not apply a cost-of-living adjustment. We did, however, annualize pay for full-time employees who were hired after January 1, 2016 and remained actively employed on December 31, 2016. For both salaried and hourly workers, bonus referred to bonus payments received in 2016 in connection with applicable annual cash incentive plans. The majority of our employees received a bonus payment in 2016.
Since we chose to apply a CACM of base pay plus bonus for 2016 to our employee population as of October 31, 2017, we then had to consider those employees who joined the Company during 2017. For each of these employees, we selected another employee from the same working location, with the same or similar job description, who was employed by the Company as of December 31, 2016, and mapped the compensation of the existing similar employee to the new employee. The Company hired 416 new workers in 2017 for whom this calculation was applied. We believe that this methodology provides an accurate depiction of the earnings of our global employee population for the purposes of identifying the median-compensated employee.
Using the median-compensated employee that we previously identified, we calculated the median-compensated employee’s compensation for 2019 in the same manner as reported for the CEO in the Summary Compensation Table in this Proxy Statement. The total compensation for the median-compensated employee was $51,651 using the Summary Compensation Table methodology. Our Chief Executive Officer’s total compensation was $4,850,813 using the same methodology during the same period. Accordingly, our CEO Pay Ratio for 2019 is 94:1.
2020 Proxy Statement

36

Executive Compensation
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the amount of compensation of the median-compensated employee and the pay ratio reported by other companies may not be comparable to our estimates reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
2020 Proxy Statement

37

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires that SPX FLOW’s officers, directors and 10% stockholders file reports of ownership and changes of ownership of SPX FLOW common stock with the SEC and the NYSE. Based on a review of copies of these reports filed with the SEC, we believe that all filing requirements in 2019 were met except that certain reporting errors were identified relating primarily to SPX FLOW’s historic practices of reporting time and performance-based stock compensation awards to its officers and directors through Forms 4 reports as of the date on which the awards were delivered to such officers by our third-party equity administrator and reporting performance-based awards upon the grant of such awards. Specifically, (i) one Form 4 reporting the acquisition of the annual equity grant to non-employee directors was filed two business days late for each of the following: Majdi Abulaban, Anne K. Altman, Patrick D. Campbell, Emerson U. Fullwood, Robert F. Hull, Jr., Suzanne B. Rowland and David V. Singer, and (ii) one Form 4 in fiscal 2019 and two Forms 4 in fiscal 2020 reporting the acquisition of and forfeiture of shares upon the vesting of certain performance-based restricted stock and/or restricted stock units were not timely filed for Kevin Eamigh, Jamie Manson Easley, Dwight Audley Konrad Gibson, Belinda Hyde, Jose Larios, Marc G. Michael, and Ryan Taylor, and three Forms 4 in 2020 reporting four transactions for which the vesting of restricted stock units were not timely filed for Peter J. Ryan. A Form 4/A for each officer reporting each of the delinquent transactions was filed in March 2020. Going forward, the Company will undertake to prepare and file reports for officers with respect to time-based stock compensation awards as of the date the awards are approved by the Compensation Committee, and performance-based stock compensation awards upon the vesting of those awards.
2020 Proxy Statement

38

Equity Compensation Plan Information
The following table provides information as of December 31, 2019 about SPX FLOW common stock that may be issued upon the exercise of options and rights under our Stock Compensation Plan.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b) (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1,290,041 (1)	$61.29	2,713,102 (3)
Equity compensation plans not approved by stockholders	—	N/A	—
Total	1,290,041 (1)	$61.29	2,713,102 (3)
(1)
Comprises 342,208 shares issuable upon the exercise of outstanding options, 852,397 shares issuable pursuant to restricted stock units, based on the maximum number of shares issuable under restricted stock units that are subject to performance conditions, and 95,436 shares of restricted stock that would be issued if all unvested External Metric Grants achieved maximum performance against targets.

(2)	Excludes restricted stock units.
(3)
All these shares were available for issuance under the Stock Compensation Plan. Unvested outstanding share awards totaling 284,611 would be available for future issuance were they not to vest, pursuant to the terms of the plan. Options issued in connection with the spin-off from SPX Corporation would not be available for future issuance were they not to vest, pursuant to the terms of the plan.

2020 Proxy Statement

39

Ownership of Common Stock
DIRECTORS AND OFFICERS
The following table shows how much of our common stock our current directors, director nominees, executive officers listed in the Summary Compensation Table, and all current directors, nominees and executive officers as a group beneficially owned as of March 13, 2020.
Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options or other rights to receive common stock, such as restricted stock units, that are exercisable currently or become exercisable or vest within 60 days. The number of our shares beneficially owned by each of the named executive officers and by all directors and executive officers as a group includes shares held in the SPX FLOW Retirement Savings Plan. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.
The percent of SPX FLOW common stock owned is based on 42,639,500 shares outstanding as of March 13, 2020.
Directors and Named Executive Officers	Shares of Common Stock Beneficially Owned (#)	Options Exercisable Within 60 Days (#)	Percent of Class (%)
Majdi B. Abulaban	6,443	—	*
Anne K. Altman	15,701	—	*
Patrick D. Campbell	16,958	—	*
Jaime M. Easley	10,807	—	*
Emerson U. Fullwood	31,933	—	*
Dwight A. K. Gibson	33,637	—	*
Robert F. Hull, Jr.	26,322	—	*
Belinda G. Hyde	34,615	—	*
Jose Larios	9,870	—	*
Marcus G. Michael	208,248	15,801	*
Suzanne B. Rowland	4,873	—	*
David V. Singer	17,537	—	*
Stephen A. Tsoris(1)	48,111	—	*
All directors and current executive officers as a group (16 persons)	483,969	15,801	1.2
*	Less than 1.0%.
(1)	Based on Mr. Tsoris’ last Form 4 filing dated March 29, 2019.
2020 Proxy Statement

40

Ownership of Common Stock
OTHER PRINCIPAL SPX FLOW STOCKHOLDERS
Set forth in the table below is information about beneficial owners of more than five percent of the issued and outstanding shares of our common stock. The percent of class held is based on 42,639,500 shares of our common stock outstanding on March 13, 2020.
Name and Address	Shares of Common Stock Beneficially Owned (#)	Percent of Class (%)
BlackRock, Inc (1) 55 East 52nd Street New York, NY 10055	6,342,801	14.9
Vanguard Group, Inc., et. al. (2) P.O. Box 2600 Valley Forge, PA 19482	4,435,088	10.4
Wellington Management Group LLP et al. (3) c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	4,261,731	10.0
FMR LLC et al. (4) 245 Summer Street Boston, MA 02210	3,010,974	7.1
Dimensional Fund Advisors LP (5) Building One 6300 Bee Cave Road Austin, TX 78746	2,224,116	5.2
(1)
Based on information provided in a Schedule 13G/A filed with the SEC on February 4, 2020 by BlackRock, Inc. on behalf of itself and its subsidiaries, BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, Blackrock Advisors (UK) Limited, BlackRock Investment Management (UK) Limited, BlackRock Investment Management, LLC and BlackRock Life Limited (collectively, “BlackRock”), reporting beneficial ownership as of December 31, 2018. BlackRock reports having sole voting power with respect to 6,236,889 of the shares and sole dispositive power with respect to all of the shares and that BlackRock Fund Advisors; Shares Core S&P Small-Cap ETF beneficially owns five percent or greater of our outstanding shares of common stock.

(2)
Based on information provided in a Schedule 13G/A filed with the SEC on February 12, 2020 by Vanguard Group, Inc. on behalf of itself and Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd. (collectively, “Vanguard”) reporting information as of December 31, 2018. Vanguard reports having sole voting power with respect to 40,622 shares, shared voting power with respect to 13,923 shares, sole dispositive power with respect to 4,385,088 shares, and shared dispositive power with respect to 49,267 shares.

(3)
Based on information provided in a Schedule 13G/A filed with the SEC on January 27, 2020 by Wellington Management Group LLP (“Wellington Management”), Wellington Group Holdings LLP (“Wellington Holdings”), Wellington Investment Advisors Holdings LLP (“Wellington Advisors”), and Wellington Management Company LLP (“Wellington”) reporting beneficial ownership as of December 31, 2019. Such Schedule 13G/A reports that, as of December 31, 2019, each of Wellington Management, Wellington Holdings and Wellington Advisors shared the power to vote 3,956,650 shares and shared the power to dispose of 4,261,731 shares and Wellington shared the power to vote 3,709,650 shares and the power to dispose of 3,942,897 shares. Such Schedule 13G/A further reports that such shares are owned of record by clients of Wellington Advisors.

(4)
Based on information provided in a Schedule 13G filed with the SEC on February 7, 2020 by FMR LLC and Abigail P. Johnson reporting beneficial ownership as of December 31, 2019. Such Schedule 13G reports that, as of December 31, 2019, FMR LLC had sole voting power with respect to 969 shares and sole power to dispose of 3,010,974 shares and Ms. Johnson had sole power to dispose of 3,010,974 shares. Such Schedule 13G further reports that Ms. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC, that members of the Johnson family, including Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC, that the Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares, that, accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC, that neither FMR LLC nor Ms. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act of 1940 (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees, and that FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

2020 Proxy Statement

41

Ownership of Common Stock
(5)
Based on information provided in a Schedule 13G filed with the SEC on February 12, 2020 by Dimensional Fund Advisors LP reporting beneficial ownership as of December 31, 2019. Such Schedule 13G reports that, as of December 31, 2019, Dimensional Fund Advisors LP had sole voting power with respect to 2,159,430 shares and sole power to dispose of 2,224,116 shares. Such Schedule 13G further reports that Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Dimensional Funds”), that, In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Dimensional Funds, that, in its role as investment adviser, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of SPX FLOW that are owned by the Dimensional Funds, and may be deemed to be the beneficial owner of the shares of SPX FLOW held by the Dimensional Funds, that all shares reported in such Schedule 13G are owned by the Dimensional Funds, and that Dimensional disclaims beneficial ownership of such shares.

2020 Proxy Statement

42

Proposal No. 2 — Advisory Vote to Approve the Compensation of our Named Executive Officers
We are asking our stockholders to cast an advisory vote at our Annual Meeting to approve the compensation of our named executive officers, as disclosed in this Proxy Statement.
Though the vote is non-binding, the Compensation Committee and the Board of Directors value your opinions and will consider the outcome of the vote in establishing our compensation philosophy and making future compensation decisions.
WHY YOU SHOULD APPROVE OUR EXECUTIVE COMPENSATION PROGRAM
Our compensation programs are metric-driven and designed to align the interests of our NEOs with the interests of our long-term stockholders. Our Compensation Committee rewards performance that meets or exceeds their goals, builds stockholder value and compares favorably to the Company’s peers. In line with our pay-for-performance philosophy, the total compensation received by our NEOs will vary based on corporate performance measured against annual and long-term targets. Our annual incentive plan focuses on Revenue, Adjusted EBITDA and Adjusted Working Capital Reduction, while our long-term incentive plan equally measures ROIC and rTSR over a three-year period. The total compensation of our NEOs is therefore comprised of base salary, annual incentive compensation, long-term incentive compensation and reasonable perquisites.
In 2019, our CEO was reasonably compensated in comparison to our peer companies and considering the Company’s operational performance. His base salary increased modestly year-over-year and is aligned with the peer group median. The Company did not achieve all of its operational goals related to the annual incentive plan targets and therefore only a portion of the total potential annual incentive bonus was paid. The majority of our CEO’s pay for 2019 was in the form of long-term incentive plan awards that are subject to multi-year vesting criteria aligned with creating stockholder value. We remained true to our pay-for-performance philosophy in 2019 and will continue to do so in the future with your support.

2019 Total Direct Compensation
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
(in thousands)
$4,820
$5,363
$6,901
$5,274
$4,702
Peer Group 25th Percentile Target
Peer Group Median Target
Peer Group 75th Percentile Target
Marc Michael 2019 Target
Marc Michael 2019 Actual
Base Salary
Short Term Incentive
Long Term Incentive

We are requesting your non-binding vote on the following resolution:
“Resolved, that the compensation of SPX FLOW’s named executive officers as described in “Compensation Discussion and Analysis” beginning on page 17, and in the Summary Compensation Table for 2019 and subsequent tables and accompanying text beginning on page 27 of the Proxy Statement, is approved.”
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
2020 Proxy Statement

43

Audit Committee Report
The Audit Committee of the SPX FLOW Board of Directors (the “Committee”) comprises seven directors. Each of the Committee members is independent, as defined under SEC rules and the listing standards of the NYSE. The Committee reviews SPX FLOW’s financial reporting process on behalf of the Board of Directors and is responsible for ensuring the integrity of the financial information reported by SPX FLOW.
Management is responsible for SPX FLOW’s financial reporting process, including its systems of internal and disclosure controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“US GAAP”). SPX FLOW’s independent registered public accountants, who are appointed by the Committee, are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. We have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with US GAAP and on the representations of the independent registered public accountants included in their report on SPX FLOW’s financial statements.
In this context, we have met and held discussions with management and Deloitte & Touche LLP, SPX FLOW’s independent registered public accountants. Management represented to us that SPX FLOW’s consolidated financial statements were prepared in accordance with US GAAP, and we have reviewed and discussed the consolidated financial statements with management and the independent registered public accountants. We discussed with the independent registered public accountants, the matters required to be discussed by the Standards of the Public Company Accounting Oversight Board (“PCAOB”) for communication with audit committees, under which Deloitte & Touche LLP must provide us with additional information regarding the scope and results of its audit of SPX FLOW’s consolidated financial statements.
In addition, we have discussed with Deloitte & Touche LLP its independence from SPX FLOW and SPX FLOW management, including matters in the written disclosures required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence.
We discussed with SPX FLOW’s internal auditors and independent registered public accountants the overall scope and plans for their respective audits. We met with the independent registered public accountants, with and without management present, to discuss the results of their audits, and the overall quality of SPX FLOW’s financial reporting.
In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements be included in SPX FLOW’s Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the SEC.
Audit Committee:
Patrick D. Campbell, Chairman
Majdi B. Abulaban
Anne K. Altman
Emerson U. Fullwood
Robert F. Hull, Jr.
Suzanne B. Rowland
David V. Singer
2020 Proxy Statement

44

Proposal No. 3 — Ratification of the Appointment of Independent Public Accountants
Deloitte & Touche LLP (“Deloitte & Touche”) has been our independent public accountants since our spin-off from SPX Corporation in September 2015. The Audit Committee has approved the engagement of Deloitte & Touche to perform the audits of the financial statements and internal control over financial reporting included in SPX FLOW’s Annual Report on Form 10-K for the fiscal year ending December 31, 2020. Representatives of Deloitte & Touche will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
During fiscal years 2019 and 2018, we engaged Deloitte & Touche to perform services in the following categories and amounts:
	2019 ($)	2018 ($)
Audit Fees(1)	4,249,000	4,143,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	1,165,000	1,270,000
All Other Fees	N/A	N/A
(1)
Fees for audit services billed or expected to be billed relate to (i) audit of our annual financial statements, (ii) review of our quarterly financial statements, (iii) statutory and regulatory audits and (iv) consents and other services related to SEC matters.

(2)	Fees for audit-related services include attest or audit services that are not required.
(3)
Fees for tax services principally relate to tax compliance and preparation, including the preparation of original and amended tax returns, claims for refunds, and tax payment planning. We also incurred fees for tax consulting and advisory services and services related to transfer pricing.

Our Audit Committee has adopted a policy that requires all audit and non-audit services performed by Deloitte & Touche be pre-approved. The Audit Committee annually approves the fees and expenses for audit services performed by Deloitte & Touche, as well as for any regularly recurring non-audit services of the type covered by our annual engagement of Deloitte & Touche. In addition, our pre-approval policy requires pre-approval by the chairman of the Audit Committee of fees and expenses for other non-audit services that may arise during the year. The policy requires the chairman to report any non-audit services that he has pre-approved to the Audit Committee at each regularly scheduled meeting of the Committee. In no event may Deloitte & Touche perform any of the following services for us: (1) bookkeeping or other services related to our accounting records or financial statements; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions or human resources services; (7) broker-dealer, investment advisor or investment banking services; (8) legal services; or (9) expert services. The Audit Committee regularly considers whether specific projects or expenditures could potentially affect Deloitte & Touche’s independence.
Although we are not required to do so, we believe that it is appropriate for us to request stockholder ratification of the appointment of Deloitte & Touche as our independent public accountants. If stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders’ rejection and reconsider the appointment.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2020
2020 Proxy Statement

45

Questions and Answers
Why am I receiving these materials?
We are mailing or making available these materials to you because we are soliciting your proxy to vote your shares in connection with the SPX FLOW, Inc. Annual Meeting of Stockholders, scheduled to take place on May 6, 2020, or at any adjournments or postponements of this meeting. We are first mailing or making available to stockholders this Proxy Statement, our 2019 Annual Report to Stockholders and related materials on or about March 26, 2020.
Are the Proxy Materials available electronically?
Our Proxy Statement and our fiscal 2019 Annual Report to Stockholders are also available on our website at www.spxflow.com. Additionally, and in accordance with SEC rules, you may access our Proxy Statement at http://www.edocumentview.com/FLOW, which does not have “cookies” that identify visitors to the site.
Why did I receive a one-page Notice of Internet Availability of Proxy Materials rather than a full set of Proxy Materials?
SEC rules allow companies to provide stockholders with access to Proxy Materials over the internet rather than mailing the materials to stockholders. Accordingly, to conserve natural resources and reduce costs, we are sending many of our stockholders a Notice of Internet Availability of Proxy Materials. The Notice provides instructions for accessing our Proxy Materials on the website referred to in the Notice or for requesting printed copies of the Proxy Materials. The Notice also provides instructions for requesting the delivery of the Proxy Materials for future Annual Meetings in printed form.
How can I attend the Annual Meeting?
You may attend the Annual Meeting if you were an SPX FLOW stockholder of record as of the close of business on March 13, 2020 or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record or hold your shares through the SPX FLOW 401(k) Plan, your name will be verified against the list of stockholders of record or plan participants on the record date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.
What am I voting on?
We are soliciting your vote on:
1.	Election of the two directors named in this Proxy Statement for a one-year term;
2.	An advisory resolution approving the compensation of our named executive officers (sometimes referred to as “Say on Pay”); and
3.	Ratifying the appointment of Deloitte & Touche LLP as our independent public accountants for 2020.
Who is entitled to vote?
Stockholders at the close of business on March 13, 2020 (the record date) are entitled to vote. On that date, there were 42,639,500 shares of SPX FLOW common stock outstanding.
How many votes do I have?
Each share of SPX FLOW common stock that you own on the record date entitles you to one vote.
Can I vote in person at the Annual Meeting?
Yes. If you were a stockholder on the record date, you can vote your shares of common stock in person at the Annual Meeting. If your shares are held through a broker, trustee or nominee, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm, trustee or bank authorizing you to vote the shares it holds for you in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted previously.
Even if you currently plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the meeting.
2020 Proxy Statement

46

Questions and Answers
How do I vote if I don’t attend the Annual Meeting?
If your shares are held through a broker, trustee or nominee, you may vote your shares before the meeting over the internet by following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card you received or, if you received a voting instruction form from your brokerage firm, trustee, bank, or other similar entity by mail, by completing, signing, and returning the form you received. You should check your voting instruction form to see if telephone or internet voting is available to you.
If your shares are held in your name, you may vote your shares before the meeting over the internet by following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card you received for that account.
If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, this means you hold shares of our common stock in more than one account. You should complete, sign, date, and return each proxy card or vote all shares over the internet or by telephone for each of your accounts. If you vote over the internet or by telephone, you should not mail back the related proxy card.
How does discretionary voting authority apply?
If you sign, date and return your proxy card, your vote will be cast as you direct. If your proxy card does not indicate how you want to vote, you give authority to Marcus G. Michael and Jaime M. Easley to vote on the items discussed in these Proxy Materials and on any other matter properly brought at the Annual Meeting. In such a case, your vote will be cast:
•	FOR the election of the director nominees listed on the proxy card;
•	FOR the approval of the compensation of our named executive officers;
•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent public accountants for 2020; and
•	FOR or AGAINST any other properly raised matters at the discretion of Messrs. Michael and Easley.
May I revoke my proxy?
You may revoke your proxy in one of four ways at any time before it is exercised:
1.	Notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy.
2.	Submit another proxy with a later date.
3.	Vote by telephone or internet after you have given your proxy.
4.	Vote in person at the Annual Meeting.
What constitutes a quorum?
The presence, in person or by proxy, of the holders of at least one-third of the total number of shares of SPX FLOW stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or internet, or if you attend the Annual Meeting.
Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some or all of the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent public accountants, even if they do not receive voting instructions from you.
What vote is required to approve each proposal?
PROPOSAL	VOTE REQUIRED	BROKER DISCRETIONARY VOTING ALLOWED
Election of Directors	Majority of Votes Cast	No
Say on Pay		No
Ratification of Deloitte & Touche LLP as our independent public accountants for 2020	Majority of Shares Present or Represented by Proxy and Entitled to Vote	Yes
Other Proposals		No
2020 Proxy Statement

47

Questions and Answers
A majority of votes cast means that the number of shares voted for a director or proposal must exceed the number of shares voted against that director or proposal.
Impact of Abstentions or Broker Non-Votes
An abstention is not considered as a share voted and will not impact the election of directors or the Say on Pay vote. Since an abstention is considered a share present or represented by proxy and entitled to vote, as one less vote for approval it will have the effect of a vote against the ratification of our independent public accountants and other proposals that may be brought before the Annual Meeting.
The NYSE does not consider the election of directors, the Say on Pay vote or other matters relating to compensation to be routine. Unless the broker has received instructions from you, any broker holding shares for you will not have the ability to cast votes with respect to those proposals. It is important, therefore, that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to these matters is counted.
How do I recommend a director nominee?
Our By-Laws establish procedures for nominations by eligible stockholders of candidates for election as directors at an annual meeting and to have those nominees included in our proxy materials. A stockholder’s notice of intention to make such a proxy access nomination for the 2021 annual meeting of stockholders must be delivered to our Corporate Secretary at our address on the cover of this Proxy Statement between October 27, 2020 and November 26, 2020. For a candidate nominated for election as a director by stockholders to be included in our proxy materials, the nominating stockholders and the stockholder nominee must comply with, and otherwise satisfy the requirements of, our By-Laws, including the provisions of Section 1A of Article III.
If you wish to otherwise nominate a candidate for election as a director at the 2021 annual meeting of stockholders, our Corporate Secretary must receive your written nomination between December 7, 2020 and January 6, 2021. You should submit your proposal to our Corporate Secretary at our address on the cover of this Proxy Statement. For a nomination to be properly brought before the 2021 annual meeting, your notice of nomination must comply with, and otherwise satisfy the requirements of, our By-Laws, including the provisions of Section 8 of Article II and Section 1 of Article III.
How do I submit a stockholder proposal?
For a proposal to be included in our Proxy Statement for the 2021 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, you must submit it no later than November 26, 2020. Your proposal must be in writing and otherwise comply with the requirements of that rule. You should send your proposal to our Corporate Secretary at our address on the cover of this Proxy Statement.
You also may submit a proposal that you want to present at the 2021 annual meeting of stockholders but that you do not want included in our proxy materials (or that would not satisfy the requirements of Rule 14a-8). In order to present such a proposal at the 2021 annual meeting we must receive notice of the proposal in writing on or after December 7, 2020, but no later than January 6, 2021. For such a proposal to be properly brought before the 2021 annual meeting, your notice must comply with, and otherwise satisfy the requirements of, our By-Laws, including the provisions of Sections 1 and 8 of Article II.
Who pays to prepare, mail, and solicit the proxies?
We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the Proxy Materials to the beneficial owners of SPX FLOW common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing the Proxy Materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated. We also have retained D.F. King to assist us in soliciting your proxy and will pay them an estimated fee of $12,500 plus reasonable out-of-pocket expenses. D.F. King will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of SPX FLOW common stock. If so, we will supply them with additional copies of the Proxy Materials for distribution to the beneficial owners. We will also reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the Proxy Materials to the beneficial owners of SPX FLOW common stock.
2020 Proxy Statement

48

Annual Report on Form 10-K
A copy of our 2019 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2019, without exhibits, accompanies this Proxy Statement. You may obtain a copy of the exhibits described in the Form 10-K for a fee upon request. Please contact Scott Gaffner, Vice President, Investor Relations and Strategic Insights, SPX FLOW, 13320 Ballantyne Corporate Place, Charlotte, North Carolina 28277.
2020 Proxy Statement

49

SPX FLOW, INC.
13320 BALLANTYNE CORPORATE PLACE
CHARLOTTE, NC 28277

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 5, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 3, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 3, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E95367-P30925-Z75955

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPX FLOW, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Robert F. Hull, Jr.	☐	☐	☐
1b. David V. Singer	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	**Against**	**Abstain**
2. To approve, on an advisory basis, the compensation of SPX FLOW's named executive officers as disclosed in its proxy statement.	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as SPX FLOW's independent public accountants for 2020.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

E95368-P30925-Z75955

SPX FLOW, INC.
Annual Meeting of Stockholders
May 6, 2020 8:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Marcus G. Michael and Jaime M. Easley, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SPX FLOW, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, EDT on May 6, 2020, at 13320 Ballantyne Corporate Place, Charlotte, NC 28277, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side